UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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HEWLETT PACKARD ENTERPRISE COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2020 HPE PROXY STATEMENT

Notice of Annual Meeting of Stockholders

Virtual Meeting Logistics

Date Wednesday, April 1, 2020	Time 11:00 a.m., Pacific Time	Live Webcast www.virtualshareholdermeeting. com/HPE2020 Online access begins at 10:30 a.m., Pacific Time

Items of Business

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To elect the 13 directors named in this proxy statement;

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To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2020;

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To approve, on an advisory basis, the Company's executive compensation;

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To consider and vote upon one stockholder proposal, if properly presented; and

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To consider such other business as may properly come before the meeting.

Important Meeting Information

Record Date

Stockholders of record as of February 3, 2020 will be able to vote and participate in the annual meeting using the 16-digit control number included on your Notice of Internet Availability of the proxy materials, or using the instructions on your proxy card.

A Notice of Internet Availability of proxy materials was first mailed or delivered on or about February 13, 2020.

Technical Issues

Contact 1-855-449-0991 (toll-free) or 1-720-378-5962 (international) for any technical difficulties or trouble accessing the virtual meeting, or if you are unable to locate your 16-digit control number.

Asking Questions

Prior to the meeting, questions can be submitted at: www.proxyvote.com (beneficial owners) or proxyvote.com/hpe (registered stockholders). During the meeting questions can only be submitted in the question box provided at: www.virtualshareholdermeeting.com/HPE2020.

Replays

A replay of the annual meeting will be posted as soon as practical at: www.hpe.com/investor/ stockholdermeeting2020 along with answers to stockholder questions pertinent to meeting matters that are received before and during the annual meeting that cannot be answered due to time constraints.

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2020 HPE PROXY STATEMENT

Notice of Annual Meeting of Stockholders (continued)

Voting

Your vote is important. Please promptly vote your shares as soon as possible by internet, telephone, or returning your completed proxy card. Beneficial owners voting through their broker must follow their instructions on voting. Those shares held through the Hewlett Packard Enterprise Company 401(k) Plan must be voted prior to the annual meeting. Refer to page 98 of this proxy statement under the section entitled "Questions and Answers—Voting Information" for specific instructions on how to vote your shares.

Online Beneficial Owners: www.proxyvote.com Registered Stockholders: proxyvote.com/hpe

By Phone Beneficial Owners: 1-800-690-6903 Registered Stockholders: 1-800-454-8683

By Mail If you received a paper copy of a proxy by mail, clearly mark your vote, sign, date, and return your proxy in the pre-addressed envelope provided.

Important notice regarding the availability of proxy materials for the 2020 Annual Meeting of Stockholders to be held on April 1, 2020.

Our proxy statement and 2019 Annual Report on Form 10-K are available at: www.hpe.com/investor/stockholdermeeting2020.
You may also scan the QR code with your mobile device to access these documents.

By order of the Board of Directors,

John F. Schultz Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary

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2020 HPE PROXY STATEMENT

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2020 HPE PROXY STATEMENT

Proxy Statement Executive Summary

The following is a summary of proposals to be voted on at the annual meeting. This is only a summary and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2019 Annual Report on Form 10-K for the fiscal year ended October 31, 2019. References to "Hewlett Packard Enterprise," "HPE," "Company," "we," "us," or "our" refer to Hewlett Packard Enterprise Company. This proxy statement and form of proxy are being distributed and made available on or about February 13, 2020.

PROPOSALS TO BE VOTED ON AND BOARD VOTING RECOMMENDATIONS

Proposal		Recommendation	Page Reference

1 –	Election of directors The Nominating, Governance and Social Responsibility Committee (the "NGSR Committee") has nominated 13 directors for election at the annual meeting to hold office until the 2021 annual meeting. Information regarding the skills and qualifications of each nominee can be found on pages 32 through 49.	Our Board recommends a vote FOR the election to the Board of each of the 13 nominees.	32

2 –	Ratification of independent registered public accounting firm The Audit Committee has appointed, and is asking stockholders to ratify, Ernst & Young LLP ("EY") as the independent registered public accounting firm for fiscal 2020. Information regarding fees paid to and services rendered by EY can be found on page 50.	Our Board recommends a vote FOR the ratification of the appointment.	50

3 –	Advisory vote to approve executive compensation Our Board of Directors and HR and Compensation Committee (the "HRC Committee") are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found on pages 51 and 52.	Our Board recommends a vote FOR the approval of the compensation of our named executive officers.	51

4 –	Stockholder proposal entitled: "Shareholder approval of bylaw amendments" We received a stockholder proposal seeking to require stockholder approval of, or non-binding vote on, as applicable, all amendments to HPE's Bylaws and, if properly presented, the proposal will be voted on at the annual meeting. Information can be found on pages 53 through 56.	Our Board recommends a vote AGAINST the stockholder proposal for the reasons stated on pages 54 through 56.	53

2020 HPE PROXY STATEMENT

Proxy Statement Executive Summary (continued)

ANNUAL VIRTUAL STOCKHOLDER MEETING FAQ

How can I participate in the annual meeting?

We are very pleased that this year's annual meeting will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a Hewlett Packard Enterprise stockholder or joint holder as of the close of business on February 3, 2020 or if you hold a valid proxy for the annual meeting.

You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HPE2020. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the Hewlett Packard Enterprise Company 401(k) Plan (the "HPE 401(k) Plan"), which must be voted prior to the meeting).

To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 11:00 a.m., Pacific Time, on Wednesday, April 1, 2020. Online access will begin at 10:30 a.m., Pacific Time, and we encourage you to access the meeting prior to the start time.

How can I submit questions prior to the meeting?

You can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe registered stockholders.

All written questions timely submitted during the meeting will be answered, however, Hewlett Packard Enterprise reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at www.virtualshareholdermeeting.com/HPE2020.

What if I have technical difficulties or trouble accessing the virtual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call:

1-855-449-0991 (toll-free)
1-720-378-5962 (international)

What if I don't have internet access?

Stockholders of record can call 1-877-328-2502 (toll-free) or 1-412-317-5419 (international) and use your 16-digit control number to listen to the meeting proceedings. You will not be able to vote your shares during the meeting.

For more information, please see our full "Questions and Answers" section below.

2020 HPE PROXY STATEMENT

Corporate Governance

Our Board of Directors (the "Board") is committed to excellence in corporate governance. We know that our long-standing tradition of principled, ethical governance benefits you, our stockholders, as well as our customers, employees, and communities, and we have developed and continue to maintain a governance profile that aligns with industry-leading standards. We believe that the high standards set by our governance structure will continue to have a direct impact on the strength of our business.

The following table presents a brief summary of highlights of our governance profile, followed by more in-depth descriptions of some of the key aspects of our governance structure.

Board Conduct and Oversight	Independence and Participation	Stockholder Rights

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Development and oversight of execution of Company strategy

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Rigorous stock ownership guidelines, including a 7x base salary requirement for the CEO

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Regular, conscientious risk assessment

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Standards of Business Conduct, applied to all directors, executive officers, and employees

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Annual review of developments in best practices

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Significant time devoted to succession planning and leadership development efforts

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Annual evaluations of Board, committees, and individual directors

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12 of 13 director nominees are independent by NYSE standards

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Independent Chair of the Board (the "Chair")

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Executive sessions of non-management directors generally held at each Board and committee meeting

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All committees of the Board consist entirely of independent directors

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Separate Chair and CEO roles

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Participation in one-on-one meetings with management

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Robust engagement directly with stockholders

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Frequent participation at customer events

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Proxy access right for eligible stockholders holding 3% or more of outstanding common stock for at least three years to nominate up to 20% of the Board

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Special meeting right for stockholders of an aggregate of 25% of voting stock

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All directors annually elected; no staggered Board

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Majority voting in uncontested director elections

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No "poison pill"

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No supermajority voting requirements to change organizational documents

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

STOCKHOLDER OUTREACH AND ENGAGEMENT

Rather than focusing on short-term results, we concentrate on the bigger picture by fostering strong stockholder relationships that lead to mutual understandings of issues and approaches, ultimately giving us insight into stockholder perspectives that are incorporated into strategies for long-term growth.

The key elements of our stockholder outreach program are:

Our comprehensive stockholder engagement program is supplemented by our year-round investor relations outreach program that includes post-earnings communications, roadshows, bus tours, one-on-one conferences, group meetings, technology webcasts, and general availability to respond to investor inquiries. The multi-faceted nature of this program allows us to maintain meaningful engagement with a broad audience including large institutional investors, smaller to mid-size institutions, pension funds, advisory firms, and individual investors.

We recognize that stockholders are the owners of the Company and remain committed to stockholder outreach programs that are truly a dialogue. We use every element of the outreach program to provide stockholders with honest, candid information on relevant issues, sharing the rationale for our corporate strategy and the impact of the Board's oversight in key areas of the Company, gathering stockholder views and feedback on each area, as well as on the outreach program itself.

Securities Analyst Meeting

We launch our stockholder outreach program in the fall with our annual Securities Analyst Meeting ("SAM"). At SAM, our leadership team provides an update on strategy and the financial outlook, including detailed information for each business unit, for the upcoming fiscal year. Although the event itself is geared toward the analyst community, a primary purpose of SAM is to give stockholders direct insight into our business, strategy, and outlook, providing those who plan to participate in our off-season engagement an informed basis on which to formulate their views and questions. Accordingly, the entire event is publicly broadcast live, with recorded videos and transcripts also available on our investor relations website following the event.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

Board Outreach Program

On the heels of SAM comes a cornerstone of our stockholder outreach—our innovative Board outreach program. The program consists of focused, one-on-one meetings between stockholders and our directors over a three-month period that are designed to give institutional stockholders an opportunity to better understand the companies in which they invest. These meetings enable our stockholders to better fulfill their fiduciary duties toward their investors and voice any concerns they have about HPE to our directors. This season, we extended our extensive Board outreach efforts to holders of nearly 59% of our stock, with holders of approximately 37% of our stock electing to participate.

We maintain clear structural goals for these meetings:

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Provide direct stockholder access to the Board

  We believe it is important for stockholders to hear directly from our Board, just as it is important for directors to hear stockholder's unfiltered concerns and perspectives. Directors participating in this outreach program include the Chair, committee chairs, as well as other directors with whom stockholders may have a particular interest in meeting. A limited number of members of management are also present for the primary purpose of facilitating the meetings, as well as being available to answer more technical questions that may arise.

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Achieve meaningful benefits

  In order to maximize the benefit of the engagement to both the investor and the Company, we take the time to conduct extensive research to understand each institutional stockholder's voting policies and patterns, salient issues and areas of concern, and goals of engagement. Similarly, we understand institutional governance teams work under time and resource constraints and by inviting participants well in advance of the meeting, and providing detailed updates on the Company's strategy and outlook during SAM and other investor and analyst events, we ensure stockholder participants will have the opportunity and information to prepare and engage in meaningful dialogue.

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Comprehensive discussion

  We strive to ensure that stockholder meetings cover a comprehensive range of key topics including short- and long-term strategy, capital allocation targets, governance and Board oversight, mergers and acquisitions activity, succession planning, environmental and social concerns, and human resources management. Maintaining a disciplined approach to the discussions and allowing adequate meeting times ensures that matters important to stockholders are not neglected in favor of addressing only current salient issues.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

ANNUAL VIRTUAL STOCKHOLDER MEETING

Our annual stockholder meeting is conducted virtually through a live webcast and online stockholder tools.

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Facilitates stockholder attendance and participation.

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Enables stockholders to participate fully, and equally, from any location around the world, at no cost.

Global Reach

We believe this is the right choice for a Company with a global footprint; not only bringing cost savings to the Company and stockholders, also increasing the ability to engage with all stockholders, regardless of size, resources, or physical location.

Q&A	Access	Replay
We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit profanity or other inappropriate language for publication.

During the live Q&A session of the meeting, we answer questions as they come in and address those asked in advance, as time permits. We have committed to publishing and answering each question received, following the meeting.

We remain very sensitive to concerns regarding virtual meetings generally from investor advisory groups and other stockholder rights advocates, who have voiced concerns that virtual meetings may diminish stockholder voice or reduce accountability. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.

For example, the online format allows stockholders to communicate with us in advance of, and during, the meeting so they can ask any questions of our Board or management.

Although the live webcast is available only to stockholders at the time of the meeting, a replay of the meeting is made publicly available on the Company's investor relations site. In addition to strong participation from individual stockholders, we have continued to receive positive support from institutional stockholders who have indicated that the virtual format is beneficial and appropriate in the context of our broader direct outreach program.

We have carefully designed our outreach program to provide continuous and meaningful stockholder engagement and participation. Our committed Board of Directors and management team value these interactions and invest significant time and resources to ensure that they have an open line of communication with stockholders. Stockholders and other stakeholders may directly communicate with our Board by contacting: Secretary to the Board of Directors, 6280 America Center Drive, San Jose, California 95002; e-mail: bod-hpe@hpe.com.

For more information about the virtual stockholder meeting, see "Questions and Answers—Annual Meeting Information" on page 103.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

ENVIRONMENTAL AND SOCIAL GOVERNANCE THROUGH LIVING PROGRESS

HPE Living Progress is our plan to apply the innovation engine of HPE in order to create sustainable IT solutions that meet the technology demands of the future. This commitment to environmental, social, and governance ("ESG") matters is integrated into our business strategy, increasing the competitiveness and resilience of our business.

Our customers consider HPE's sustainable and efficient IT solutions to be a strategic differentiator, helping to meet both their financial and sustainability goals. Through innovative product designs and solutions, HPE enables our customers to maximize the efficiency of IT infrastructure, achieving more work for less cost and lowering environmental impact.

Building the operational and reputational resilience of our value chain is also key to meeting and exceeding the expectations of our stakeholders. HPE's proactive approach to managing ESG factors mitigates risks to our Company, such as fluctuating commodity prices or tightening regulations, while creating new financial opportunities.

HPE Living Progress is overseen by the NGSR Committee which reviews, assesses, reports, and provides guidance to management and the Board regarding HPE's policies and programs relating to ESG. HPE engages with the Board and executive committee on ESG matters at least annually as a matter of best practice to drive ESG strategies for continued business success. HPE's ESG leadership has been recognized by prominent global rankings such as:

    *CDP, DJSI, and MSCI ESG ratings as of calendar year 2019. Sustainalytics' ESG rating as of August 2019.

    **
    The use by HPE of any MSCI ESG Research LLC or its affiliates ("MSCI") data, and the use of the MSCI logos, trademarks, service marks, or index names herein, do not consititute a sponsorship, endorsement, recommendation, or promotion of HPE by MSCI. MSCI services and data are the property of MSCI or its information providers, and are provided 'as-is' and without warranty. MSCI names and logos are trademarks or service marks of MSCI.

This leadership fosters employee pride both in our Company and in the important role HPE products and solutions play in solving the world's biggest social and environmental challenges.

Transparency is paramount to meeting the expectations of our stakeholders. Each year, HPE publishes a detailed report summarizing progress on key ESG issues. For instance, in 2019:

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We increased the ambition of our climate target, committing to reduce operational greenhouse gas emissions by 55% by 2025, from 2016 levels.

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Our employees are more engaged than ever, with our employee engagement score rising 18 points over the last two years to 81%.

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Our Board is among the most diverse in the industry, with 54% identifying with one or more diverse groups.

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HPE and HPE Foundation contributed $22 million in social investment to nonprofit organizations. In addition, HPE directed nearly a billion dollars of supplier spend to small enterprises and businesses owned by women, minorities, and veterans.

For more information regarding our Living Progress plan and our recent, award-winning annual ESG reports, ESG initiatives, and related matters, please visit the "Corporate Responsibility" section of our corporate website.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

BOARD COMPOSITION

Our Board was thoughtfully structured following a global search targeting world-class directors with the diversity of skills, experience, ethnicity, and gender necessary to exceptional leadership for HPE.

The selection criteria for our directors included:

  •
  high professional and personal ethics and values consistent with our long-standing values and standards;

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  broad policy-making experience in business, government, education, technology or public service;

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  sufficient time to devote to the Board and our Company;

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  diversity of background and experience, including: senior leadership and operating experience in a publicly-listed company; board experience in a publicly-listed company; financial, industrial/technical, brand marketing or international expertise; and

  •
  experience as an investor with a commitment to enhancing stockholder value and representation of the interests across our stockholder base.

DIRECTOR CANDIDATE SELECTION AND EVALUATION

Stockholder Recommendations

The policy of the NGSR Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under "Identifying and Evaluating Candidates for Directors." In evaluating such recommendations, the NGSR Committee seeks to achieve a balance of knowledge, experience, and capability on the Board and to address the membership criteria set forth on page 32 under "Proposals To Be Voted On—Proposal No.1 Election of Directors—Director Nominee Experience and Qualifications." Any stockholder recommendations submitted for consideration by the NGSR Committee should include verification of the stockholder status of the person submitting the recommendation and the recommended candidate's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Hewlett Packard Enterprise Company
6280 America Center Drive
San Jose, California 95002
Email: bod-hpe@hpe.com

Stockholder Nominations

In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting and, under certain circumstances, to include their nominees in the Hewlett Packard Enterprise proxy statement. For a description of the process for nominating directors in accordance with our Bylaws, see "Questions and Answers—Stockholder Proposals, Director Nominations, and Related Bylaws Provisions—How may I recommend individuals to serve as directors and what is the deadline for director recommendations?" on page 105.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

Identifying and Evaluating Candidates for Directors

The NGSR Committee, in consultation with the Chair, prudently assesses the following throughout the year:

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whether the Board is of the appropriate size;

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whether director skills, perspectives, and experiences appropriately align with the Company's strategy;

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whether any vacancies on the Board are expected due to retirement or otherwise; and

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whether the Board would benefit from the addition of a director with a specific skillset, giving consideration to evolving skills, perspectives, and experiences needed on our Board.

The NGSR Committee also considers board refreshment as part of its annual evaluation of the Board, with the goal of maintaining a diverse Board to ensure representation of varied perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics to support the global demands of our business. Diversity is considered in a broad sense, including, among other attributes, skills and experience, perspectives, gender, ethnicity, and geography. Our current directors bring a diverse set of skills and experiences to HPE that are important to drive our strategy forward as the market and competitive landscape evolves. We balance the importance of historical knowledge of the Company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing mandatory term limits.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

NEW DIRECTOR PROCESS

*
Nominated for election for the first time this year

The NGSR Committee uses a variety of methods for identifying and evaluating nominees for directorship on our Board. Candidates may come to the attention of the NGSR Committee through HPE stockholders, professional search firms, current Board members, or management. We engage a professional search firm on an ongoing basis to identify and assist the NGSR Committee in identifying, evaluating, and conducting due diligence on potential director nominees. In each instance, the NGSR Committee considers the totality of the circumstances of each individual candidate.

Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year. As described above, the NGSR Committee considers properly submitted stockholder recommendations of candidates for the Board to be included in our proxy statement. The NGSR Committee evaluates all nominees appropriately submitted, regardless of source of recommendation, using the same rigorous evaluation process and criteria. In evaluating such nominations, the NGSR Committee seeks to achieve a balance of knowledge, experience, and capability that will enable the Board to effectively oversee the business.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

This year, following an extensive evaluation process as described above, the NGSR Committee, and full Board, reviewed and approved the nomination of Charles H. Noski for election at the upcoming annual meeting of stockholders. Mr. Noski was initially identified and recommended by our professional search firm.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our Board has regularly scheduled meetings and an annual meeting of stockholders each year, in addition to special meetings scheduled as appropriate. During fiscal 2019, our Board held six meetings. In addition, our five committees held a total of 34 meetings, with the Audit Committee meeting 10 times, the HRC Committee meeting seven times, and the NGSR Committee meeting five times. Each of the five regularly scheduled Board meetings held during fiscal 2019 included an executive session, consisting of only non-management directors. The Board expects that its members will rigorously prepare for, attend, and participate in all Board and applicable committee meetings and each annual meeting of stockholders. In addition to participation at Board and committee meetings, our directors discharged their responsibilities throughout the year through frequent one-on-one meetings and other communications with our Chair, our CEO, and other members of senior management regarding matters of interest.

Each of our incumbent directors who was a director during fiscal 2019 attended at least 88% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served, with the exception of George R. Kurtz. Mr. Kurtz joined our Board in June 2019, well after the fiscal 2019 calendar of Board and committee meetings had been established. Mr. Kurtz attended the remaining two Board meetings for fiscal 2019, but missed one Technology Committee meeting due to a scheduling conflict.

Directors are also encouraged to attend our annual meeting of stockholders. Last year, each of our directors was in attendance.

BOARD LEADERSHIP STRUCTURE

The Board is currently led by an independent director, Patricia F. Russo, Chair. Our Bylaws and Corporate Governance Guidelines permit the roles of Chair and Chief Executive Officer to be filled by the same or different individuals, although the Corporate Governance Guidelines express a preference for the separation of the two roles. This flexibility allows the Board to determine whether the two roles should be combined or separated based upon our needs and the Board's assessment of its leadership from time to time. The Board believes that our stockholders are best served at this time by having an independent director serve as Chair. Our Board believes this leadership structure effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. It gives primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while the Chair facilitates our Board's independent oversight of management, promotes communication between senior management and our Board about issues such as management development and succession planning, executive compensation, and Company performance, engages with stockholders, and leads our Board's consideration of key governance matters.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

BOARD STRUCTURE AND COMMITTEE COMPOSITION

As of the date of this proxy statement, the Board has 13 directors and the following five standing committees: (1) Audit Committee; (2) Finance and Investment Committee; (3) HR and Compensation Committee; (4) Nominating, Governance and Social Responsibility Committee; and (5) Technology Committee. The current committee membership and the function of each of these standing committees is described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our Governance website at investors.hpe.com/governance#committee-charters. Each committee reviews and reassesses the adequacy of its charter annually, conducts annual evaluations of its performance with respect to its duties and responsibilities as laid out in the charter, and reports regularly to the Board with respect to the committees' activities. Additionally, the Board and each of the committees has the authority to retain, terminate, and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.

The composition of each standing committee is as follows:

Independent Directors	Audit	FIC	HRC	NGSRC	Tech

Daniel Ammann

Michael J. Angelakis*

Pamela L. Carter

Jean M. Hobby

George R. Kurtz

Raymond J. Lane

Ann M. Livermore

Raymond E. Ozzie

Gary M. Reiner

Patricia F. Russo

Lip-Bu Tan

Mary Agnes Wilderotter

Other Directors

Antonio F. Neri

*
Not standing for re-election

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

COMMITTEES OF THE BOARD

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

BOARD RISK OVERSIGHT

Given today's ever-changing economic, social, and political landscape, a structured, conscientious approach to risk management is more important than ever for our Company. Our Board, both directly and through its committees, reviews and oversees our Enterprise Risk Management ("ERM") program, which is an enterprise-wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making across the Company.

In particular, the ERM program:

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clearly defines risk management roles and responsibilities;

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brings together senior management to discuss risk;

•
promotes visibility and constructive dialogue around risk; and

•
facilitates appropriate risk response strategies at the Board, committee, and management levels.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

The Board

The Board oversees management's implementation of the ERM program, including reviewing our enterprise risk portfolio and evaluating management's approach to addressing identified risks. In addition, the Board oversees escalated risks and the inclusion of risk considerations in strategy decisions. Various Board committees also have responsibilities for the oversight of risk that supplement the ERM program, as described below.

The Audit Committee

is responsible for overseeing risks related to the Company's financials, audits, internal controls, litigation, regulatory matters, as well as cybersecurity.

The Finance and Investment Committee

is responsible for overseeing finance-related risks pertaining to the Company's investments, acquisitions, strategic commercial relationships, joint ventures, and divestitures, as well as risks relating to treasury, debt, and financial services.

The HRC Committee

considers risks associated with our compensation policies and practices, HR programs and strategies, and executive succession planning.

The NGSR Committee

oversees risks associated with stockholder concerns, public policy, government affairs, and regulatory and compliance matters relating to emerging political, environmental, and global citizenship trends, as well as ESG matters, which include, among other topics, human rights, privacy, sustainability, corporate social responsibility, and corporate governance.

The Technology Committee

oversees risks associated with the Company's innovation efforts, technology strategies, and intellectual property portfolio, as well as risks pertaining to privacy, data protection, and data retention.

Management, under the ERM program, develops a holistic portfolio of our enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments, and incorporating information regarding specific categories of risk gathered from various internal HPE departments. Our Internal Audit, Enterprise Finance Reporting, Treasury, Information Technology, Cybersecurity, Human Resources, Corporate Affairs, and Legal teams all provide input into this process and assist with the day-to-day monitoring, evaluating, reporting, and mitigating of their respective risk categories. Management then develops response plans for risks categorized as needing management focus and monitors other identified risk areas. Management provides reports on the risk portfolio and risk response efforts to senior management and to the Audit Committee.

This structure ensures that we provide specialized attention to, and oversight of, key risk areas by aligning our unique set of committees with risk oversight in their individual areas of expertise. Throughout the year, the Board oversees its committees' ongoing risk oversight activities, and the Audit Committee escalates issues relating to risk oversight to the full Board, in a continuous effort to keep the Board adequately informed of developments that could affect the Company's risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters.

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Cybersecurity Risk Management

HPE operates a complex and large IT infrastructure critical in maintaining our ongoing operations in addition to a significant R&D footprint including labs, build and test systems, and supporting infrastructure which all have varying levels of risk exposures. We have a Chief Information Security Officer ("CISO") who oversees the back office security, inclusive of the corporate IT environment and security standards that are used as a framework for the management of security across HPE. Our CISO is also responsible for developing and administering our corporate security training and sponsors our policy and standards. Our cybersecurity plan is reviewed annually and the Board, Audit Committee, and senior management oversee our cybersecurity program, receiving regular updates directly from our CISO, management, and HPE product security experts from various business and operational areas.

ESG Risk Management

From climate change impacts to ethical sourcing concerns to employee inclusion and diversity statistics, ESG topics and risks remain top of mind at our Company. These issues are embedded into our business strategy, building on decades of proven leadership to accelerate technology's role in advancing the way we live and work. Given that ESG risks can affect everything from our supply chain to our employee health, we ensure such risks are continually and properly monitored, analyzed, and mitigated. Management, representing a variety of teams and functions including Corporate Affairs, Global Corporate Services, Ethics and Compliance, Investor Relations, Global Supply Chain, and Legal, is responsible for assessing and managing significant ESG risks throughout the Company. HPE leadership briefs the Board biannually on ESG topics covering risks and opportunities, impacts, and strategies. In addition, the NGSR Committee guides HPE's ESG activities and monitors issues that could affect the Company's reputation and operations. HPE has set ambitious public targets to manage environmental impacts such as greenhouse gas emissions, renewable energy procurement, and product energy effectiveness, which are reported against annually. In addition, management goals and executive compensation are tied to human capital factors related to talent retention and organizational diversity targets. ESG ratings agencies consistently rank HPE among the top global and industry leaders for ESG issue management and performance.

Compensation Risk Assessment

During fiscal 2019, we undertook an annual review of our material compensation processes, policies, and programs for all employees and determined that our compensation programs and practices are not reasonably likely to have a material adverse effect on Hewlett Packard Enterprise. In conducting this assessment, we reviewed our compensation risk infrastructure, including our material plans, our risk control systems and governance structure, the design and oversight of our compensation programs and the developments, improvements, and other changes made to those programs, and we presented a summary of the findings to the HRC Committee. Overall, we believe that our programs contain an appropriate balance of fixed and variable features and short- and long-term incentives, as well as complementary metrics and reasonable, performance-based goals with linear payout curves under most plans. We believe that these factors, combined with effective Board and management oversight, operate to mitigate risk and reduce the likelihood of employees engaging in excessive risk taking behavior with respect to the compensation related aspects of their jobs.

SUCCESSION PLANNING

As described in its charter, one of the HRC Committee's responsibilities is to oversee succession planning and leadership development. The CEO and management prepare short-term and long-term succession plans that delineate a temporary delegation of authority to certain officers of the Company if the CEO and/or all or a portion of the senior executive officers should unexpectedly become unable to perform their duties. On an

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Corporate Governance (continued)

ongoing basis, the Board reviews these succession plans, with input from the CEO and EVP, Chief People Officer, as well as during executive sessions with no members of management present. Succession reviews for key executive roles consist of an assessment of internal candidates as well as external talent identified by executive search firms. The Board retains such firms with regards to CEO talent identification, while the Company retains its own firms with regards to the identification of talent for other executive positions.

DIRECTOR EVALUATIONS

Our Process

Our Board maintains a regular and robust evaluation process designed to continually assess its effectiveness. Every year, the Board conducts a formal evaluation of each committee, individual directors, and the Board as a whole. The process involves the NGSR Committee, working with the Board Chair, designing each year's evaluation process, which rotates between three formats: (1) written questionnaires, (2) individual interviews, and (3) group discussions. When designing the evaluation process, the Board considers the current dynamics of the boardroom, the Company, and our industries, as well as the format of previous annual evaluations.

Written Questionnaires	Individual Interviews	Group Discussions
Format: customized questionnaires are drafted and circulated to the directors. After the questionnaires are completed, responses are compiled, analyzed, and discussed with the Board.

Advantages:

•

Anonymity promotes candor

•

Cost and time effectiveness

•

Allows focus on most pertinent issues

•

Allows for clear comparison of responses when using a numerical scale system

Format: interviews are held with individual directors, either in-person or by teleconference. Interviews are conducted by the Board Chair and questions addressing pertinent topics related to the Board and individual directors are prepared in advance. The results of these interviews are discussed with the full Board.

Advantages:

•

Fosters in-depth feedback

•

More personal, and promotes natural discussion of key topics

Format: a structured, in-person conversation is held during a scheduled Board meeting. The agenda of discussion topics is customized to this format and circulated in advance. The Board Chair leads the conversation.

Advantages:

•

Encourages directors to listen and learn from each other

•

Allows for elaboration on feedback

•

Feedback and discussions occur instantly and simultaneously

This Year

With this being HPE's fourth year of Board evaluations, we have completed a full rotation of the three evaluation formats and have begun a new rotation. In 2019, we conducted our Board evaluations using the written questionnaire format, conducted by the Board Chair. A unique set of questionnaires was drafted with the intention of gauging effectiveness in (i) Board composition and conduct, (ii) meeting structure, (iii) materials, (iv) committee composition, (v) strategic and succession planning, (vi) culture, (vii) exercise of oversight, (viii) continued education, and (ix) access to management, among other topics.

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LIMITS ON DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

We have a highly effective and engaged Board, and we believe that our directors' outside directorships enable them to contribute valuable knowledge and experience to the HPE Board. Nonetheless, the Board is sensitive to the external obligations of its directors and the potential for overboarding to compromise the ability of these directors to effectively serve on the Board. Our Corporate Governance Guidelines limit each director's service on other boards of public companies to a number that permits them, given their individual circumstances, to responsibly perform all director duties and, in all events, this service may not exceed four other public company boards. Further, the ability of each director to devote sufficient time and attention to director duties is expressly considered as part of the annual Board self-evaluation process, which aims to evaluate the effectiveness and engagement of HPE's directors, including in the context of their external commitments.

While the Board considers its directors' outside directorships during this evaluation process, the Board recognizes that this is one of many outside obligations which could potentially impair a director's capacity to dedicate sufficient time and focus to their service on the HPE Board. As such, the Board evaluates many factors when assessing the effectiveness and active involvement of each director. Such other factors include:

•
The director's attendance at Board and committee meetings.

•
The director's participation and level of engagement during these meetings.

•
The role played by the director on the Board of HPE, as well as on his or her outside boards, including committee membership and chairmanship.

•
The experience and expertise of the director, including both relevant industry experience and service on other (related) public company boards, which enables the director to serve on multiple boards effectively.

In addition, our directors' active engagement extends to regular participation in events and programs representing HPE's interests, connecting with our customers, and engaging with our employees, including the World Economic Forum in Davos, HPE Discover, HPE Leader Forum, HPE Women Innovation Council, HPE International Women's Day, and ReadyNow! (a board directorship readiness immersion program for women). We are proud to have directors who go above and beyond their standard board duties to promote our interests, our mission, and our values of inclusion and diversity around the world.

We schedule our Board and committee meetings up to two years in advance to ensure director availability and maximum participation. Directors serve for one-year terms; accordingly, there is an opportunity to evaluate annually each director's ability to serve.

DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines provide that a substantial majority of the Board will consist of independent directors and that the Board can include no more than three directors who are not independent directors. These standards are available on our website at http://investors.hpe.com/governance/guidelines. Our director independence standards generally reflect the NYSE corporate governance listing standards. In addition, each member of the Audit Committee and the HRC Committee meets the heightened independence standards required for such committee members under the applicable listing standards.

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Corporate Governance (continued)

Under our Corporate Governance Guidelines, a director will not be considered independent in the following circumstances:

(1)
The director is, or has been within the last three years, an employee of Hewlett Packard Enterprise or an immediate family member of the director is, or has been within the last three years, an executive officer of Hewlett Packard Enterprise.

(2)
The director has been employed as an executive officer of Hewlett Packard Enterprise, its subsidiaries, or affiliates within the last five years.

(3)
The director has received, or has an immediate family member who has received, during any 12-month period within the last three years more than $120,000 in direct compensation from Hewlett Packard Enterprise, other than compensation for Board service, compensation received by a director's immediate family member for service as a non-executive employee of Hewlett Packard Enterprise, or pension or other forms of deferred compensation for prior service with Hewlett Packard Enterprise that is not contingent on continued service.

(4)
(A) The director or an immediate family member is a current partner of the firm that is our internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance, or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was, within the last three years (but is no longer), a partner or employee of such a firm and personally worked on our audit within that time.

(5)
The director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or has served on that company's compensation committee.

(6)
The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Hewlett Packard Enterprise for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

(7)
The director is affiliated with a charitable organization that receives significant contributions from Hewlett Packard Enterprise.

(8)
The director has a personal services contract with Hewlett Packard Enterprise or an executive officer of Hewlett Packard Enterprise.

For these purposes, an "immediate family member" includes a director's spouse, parents, step-parents, children, step-children, siblings, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, and any person (other than tenants or employees) who shares the director's home.

In determining independence, the Board reviews whether directors have any material relationship with Hewlett Packard Enterprise. An independent director must not have any material relationship with Hewlett Packard Enterprise, either directly or as a partner, stockholder, or officer of an organization that has a relationship with Hewlett Packard Enterprise, nor any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the materiality of a director's relationship to Hewlett Packard Enterprise, the Board considers all relevant facts and circumstances, including consideration of the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation, and is guided by the standards set forth above.

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Corporate Governance (continued)

In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2017 between Hewlett Packard Enterprise and entities associated with the independent directors or their immediate family members. The Board's independence determinations included consideration of the following transactions:

•
Mr. Ammann is the Chief Executive Officer of Cruise LLC, a subsidiary of General Motors Company. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with General Motors Company. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to General Motors Company, and the amount received in each fiscal year by Hewlett Packard Enterprise from General Motors Company, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of General Motors Company's consolidated gross revenues.

•
Mr. Angelakis, who is not standing for re-election, is also the Chairman and Chief Executive Officer of Atairos Group, Inc. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Atairos Group, Inc. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to Atairos Group, Inc., and the amount received in each fiscal year by Hewlett Packard Enterprise from Atairos Group, Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Atairos Group, Inc.'s consolidated gross revenues.

•
Mr. Kurtz is the Founder and Chief Executive Officer of Crowdstrike, Inc. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Crowdstrike, Inc. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to Crowdstrike, Inc., and the amount received in each fiscal year by Hewlett Packard Enterprise from Crowdstrike, Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Crowdstrike, Inc.'s consolidated gross revenues.

•
Mr. Tan is the President and Chief Executive Officer of Cadence Design Systems, Inc. Hewlett Packard Enterprise has entered into transactions for the purchase and/or sale of goods and services in the ordinary course of its business during the past three fiscal years with Cadence Design Systems, Inc. The amount that Hewlett Packard Enterprise paid in each of the last three fiscal years to Cadence Design Systems, Inc., and the amount received in each fiscal year by Hewlett Packard Enterprise from Cadence Design Systems, Inc., did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of Cadence Design Systems, Inc.'s consolidated gross revenues.

•
Each of Mr. Ammann, Mr. Angelakis, Ms. Carter, Ms. Hobby, Mr. Kurtz, Mr. Lane, Ms. Livermore, Mr. Noski (nominated for election for the first time this year), Mr. Ozzie, Mr. Reiner, Ms. Russo, Mr. Tan, and Mrs. Wilderotter, or one of their immediate family members, is a non-employee director, trustee, or advisory board member of another company that did business with Hewlett Packard Enterprise at some time during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.

As a result of this review, the Board has determined the transactions and relationships described above would not interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. The Board has also determined that each non-employee director during fiscal 2019, including Mr. Ammann, Mr. Angelakis, Ms. Carter, Ms. Hobby, Mr. Kurtz, Mr. Lane, Ms. Livermore, Mr. Ozzie, Mr. Reiner, Ms. Russo, Mr. Tan, and Mrs. Wilderotter and each of the members of the Audit Committee, the HRC Committee, and the NGSR Committee had and, with respect to current directors, has no material relationship with Hewlett Packard Enterprise (either directly or as a partner, stockholder, or officer of an organization that has a relationship with Hewlett Packard Enterprise) and is independent within the meaning of both our and the NYSE director independence standards. The Board has determined that Mr. Neri is not independent under either standard because of his status as our current President and CEO. The Board has determined that Mr. Noski will be independent upon election. Ms. Whitman, who served as a director until April 3, 2019, did not qualify as independent because she was an executive officer of Hewlett Packard Enterprise through February 1, 2018.

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Corporate Governance (continued)

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Non-employee director compensation is determined by the Board, acting on the recommendation of the HRC Committee. On an annual basis when determining compensation, the HRC Committee considers market data for our peer group, which is the same peer group used for HPE's executive compensation benchmarking (see "Fiscal 2019 Peer Companies" in the "Compensation Discussion and Analysis" section) as well as input from Frederic W. Cook & Co., Inc. ("FW Cook"), the independent compensation consultant retained by the HRC Committee. Directors who are employees of the Company or its affiliates do not receive separate compensation for their Board activities.

The HRC Committee intends to set director compensation levels at or near the market median relative to directors at companies of comparable size, industry, and scope of operations in order to ensure directors are paid competitively for their time commitment and responsibilities. A market competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. As noted above, during fiscal 2019, FW Cook conducted a review of director compensation levels relative to our peer group. Results of their review indicated HPE's then-current director compensation program was positioned near the median relative to our peer group. To maintain pace with market trend, the HRC Committee recommended, and the full Board approved, a $10,000 increase to the annual equity retainer and a $5,000 increase to all committee chair fees. The HRC Committee intends to continue to conduct director compensation reviews annually.

During board year 2019, non-employee directors were compensated for their service as shown in the chart below:

Pay Component	Director Compensation(1)	Additional Information

Annual Cash Retainer(2)	$100,000	May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Annual Equity Retainer	$225,000 granted in restricted stock units ("RSUs")(5)	May defer up to 100%(4)

Meeting Fees	$2,000 for each board meeting in excess of ten	Paid in cash
	$2,000 for each committee meeting in excess of ten (per committee)	May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Board Chair Fee(2)	$200,000	May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Committee Chair Fees(2)	Lead independent director: $40,000 Audit committee: $30,000 HRC committee: $25,000 All others: $20,000	May elect to receive up to 100% in HPE stock(3), which may be deferred(4)

Stock Ownership Guidelines	5x annual cash retainer (i.e., $500,000)	Shares held by the director, directly or indirectly, and deferred vested RSUs are included in the stock ownership calculation
Should be met within five years of election to the Board

1
For purposes of determining director compensation, we use a compensation year that generally commences with the month in which the annual stockholders meeting is held, and ends one day prior to the following year's annual stockholders meeting date. However, this does not coincide with our November through October fiscal year. Therefore, the pay components for the director compensation program for fiscal 2019 reflect program guidelines during both the 2018 and 2019 board years. The 2018 board year began in April 2018 and ended April 2019. The 2019 board year began in April 2019 and will continue until April 2020.

2
Annual cash retainers, Chair and committee chair fees paid in cash are paid in quarterly installments.

3
Annual cash retainers and Chair or committee chair fees received in shares of HPE stock in lieu of cash are delivered quarterly in four equal grants. Meeting fees received in shares of HPE stock are delivered at the end of the board year.

4
Deferral elections are made in December and are effective for the following calendar year. For calendar year 2019, directors were permitted to elect to defer all or a portion of any compensation received in the form of RSUs or shares of HPE stock.

5
RSUs generally vest on the earlier of the date of the annual stockholder meeting in the following year, or after one year from the date of grant. Directors receive dividend equivalent units with respect to RSUs.

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Corporate Governance (continued)

Non-employee directors are reimbursed for their expenses in connection with attending Board meetings (including expenses related to spouses when spouses are requested to attend board events).

Fiscal 2019 Director Compensation

The following table provides information regarding compensation for directors who served during fiscal 2019:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	All Other Compensation ($)	Total ($)

Patricia F. Russo	150,000	374,978	—	524,978

Daniel Ammann	100,000	225,011	—	325,011

Michael J. Angelakis	117,917	225,011	—	342,928

Pamela L. Carter	123,753	225,011	—	348,764

Jean M. Hobby(4)	75,000	260,853		335,853

George R. Kurtz(5)	33,333	168,764		202,097

Raymond J. Lane	—	324,983	—	324,983

Ann M. Livermore	100,000	225,011	—	325,011

Antonio F. Neri(6)	—	—	—	—

Raymond E. Ozzie	117,917	225,011	—	342,928

Gary M. Reiner	—	342,892		342,892

Lip-Bu Tan	—	324,983	—	324,983

Margaret C. Whitman(7)	41,667	—	—	41,667

Mary Agnes Wilderotter	129,917	225,011	—	354,928

1
The dollar amounts shown represent the cash portion of the annual retainers, committee chair fees, lead independent director fees, if applicable, Chair fees, and additional meeting fees earned with respect to service during fiscal 2019. See "Additional Information About Fees Earned or Paid in Cash in Fiscal 2019" below. Any amounts elected to be received as HPE stock in lieu of cash are reflected in the Stock Awards column.

2
The amounts in this column reflect the grant date fair value of the annual equity retainer in the amount of $225,011, granted in the form of RSUs in fiscal 2019, as well as the following compensation voluntarily elected to be received in shares of HPE stock in lieu of all or a portion of the annual cash retainer, and chair and additional meeting fees (where applicable) during fiscal 2019: Ms. Russo received $149,967, Mr. Lane received $99,972, Mr. Reiner received $117,881, and Mr. Tan received $99,972 in shares of HPE stock. The number of shares of HPE stock granted in lieu of cash is determined using the closing stock price on the last day of the board quarter (rounded down to the nearest share). All or a portion of the stock awards may have been deferred based on the director's compensation election.

3
Represents the grant date fair value of the annual equity retainer granted in fiscal 2019, calculated in accordance with applicable accounting standards relating to share-based payment awards. For awards of RSUs, that amount is calculated by multiplying the closing price of HPE's stock on the date of grant by the number of units awarded.

4
Ms. Hobby's compensation represents a prorated amount for her time served in board year 2018, which was paid in fiscal 2019, and a portion of board year 2019 as indicated on footnote 1 of "Director Compensation and Stock Ownership Guidelines."

5
Mr. Kurtz's compensation represents a prorated amount for his time served in board year 2019 and paid in fiscal 2019.

6
As CEO of HPE, Mr. Neri did not receive any compensation for his board service. Please see the "Executive Compensation—CD&A" section for details regarding Mr. Neri's fiscal 2019 compensation.

7
Ms. Whitman served as a non-employee board member effective February 2, 2018 and did not seek reelection for the 2019 board year. Amounts reflect compensation received for service in board year 2018.

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Corporate Governance (continued)

Additional Information About Fees Earned or Paid in Cash in Fiscal 2019

The following table provides additional information regarding fees earned or paid in cash to non-employee directors in fiscal 2019:

Name	Annual Retainers(1) ($)	Committee Chair/Board Chair Fees(2) ($)	Additional Meeting Fees(3) ($)	Total(4) ($)

Patricia F. Russo	50,000	100,000	—	150,000

Daniel Ammann	100,000	—	—	100,000

Michael J. Angelakis	100,000	17,917	—	117,917

Pamela L. Carter	100,000	21,753	2,000	123,753

Jean M. Hobby	75,000	—	—	75,000

George R. Kurtz	33,333	—	—	33,333

Raymond J. Lane	—	—	—	—

Ann M. Livermore	100,000	—	—	100,000

Antonio F. Neri(5)	—	—	—	—

Raymond E. Ozzie	100,000	17,917	—	117,917

Gary M. Reiner	—	—	—	—

Lip-Bu Tan	—	—	—	—

Margaret C. Whitman(6)	41,667	—	—	41,667

Mary Agnes Wilderotter	100,000	27,917	2,000	129,917

1
The dollar amounts shown include annual cash retainers earned during fiscal 2019 and are based on a portion of the 2018 and 2019 board years. The amount reflected for Ms. Whitman is prorated due to her resignation from the Board effective April 3, 2019. Ms. Hobby became a non-employee director effective January 31, 2019 (final quarter of board year 2018), and therefore her cash retainer was prorated. Additionally, Mr. Kurtz became a non-employee director effective June 24, 2019, and therefore his cash retainer was prorated.

2
Committee chair fees are calculated based on service during each board year. The dollar amounts shown include such fees earned in fiscal 2019 and are based on a portion of the 2018 and 2019 board years.

3
Additional meeting fees are calculated based on the number of designated board meetings and committee meetings attended during each board year. The dollar amounts shown include additional meeting fees earned in fiscal 2019 for meetings attended during the 2018 board year. As of the end of fiscal 2019, no additional meeting fees for meetings attended during the first seven months of the 2019 board year had been earned.

4
Total excludes compensation voluntarily elected to be received in shares of HPE stock in lieu of cash during fiscal 2019 as described in footnote three in the "Fiscal 2019 Director Compensation" table above.

5
As CEO of HPE, Mr. Neri did not receive any compensation for his board service. Please see the "Executive Compensation—CD&A" section for details regarding Mr. Neri's fiscal 2019 compensation.

6
Ms. Whitman served as a non-employee board member effective February 2, 2018 and did not seek reelection for the 2019 board year. Amounts reflect compensation received for service in board year 2018.

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Corporate Governance (continued)

Additional Information About Non-Employee Director Equity Awards

The following table provides additional information regarding the stock awards made to non-employee directors during fiscal 2019, the grant date fair value of each of those awards, and the number of stock awards and option awards outstanding as of the end of fiscal 2019:

Name	Stock Awards Granted During Fiscal 2019 (#)	Grant Date Fair Value of Stock Awards Granted During Fiscal 2019(1) ($)	Stock Awards Outstanding at Fiscal Year End(2) (#)	Option Awards Outstanding at Fiscal Year End(3) (#)

Patricia F. Russo	24,058	374,978	156,344	—

Daniel Ammann	14,125	225,011	14,339	—

Michael J. Angelakis	14,125	225,011	14,339	—

Pamela L. Carter	14,125	225,011	48,823	—

Jean M. Hobby	16,424	260,853	14,339	—

George R. Kurtz	11,281	168,764	11,369	—

Raymond J. Lane	20,747	324,983	14,339	—

Ann M. Livermore	14,125	225,011	14,339	—

Antonio F. Neri(4)	—	—	—	—

Raymond E. Ozzie	14,125	225,011	14,339	—

Gary M. Reiner	21,930	342,892	14,339	314,423

Lip-Bu Tan	20,747	324,983	14,339	—

Margaret C. Whitman(5)	—	—	—	—

Mary Agnes Wilderotter	14,125	225,011	14,339	—

1
Represents the grant date fair value of stock awards granted in fiscal 2019 calculated in accordance with applicable accounting standards. For awards of RSUs, that number is calculated by multiplying the closing price of HPE's stock on the date of grant by the number of units awarded.

2
Includes dividend equivalent units accrued with respect to outstanding awards of RSUs during fiscal 2019.

3
Option awards outstanding were granted to Mr. Reiner between fiscal 2011 and fiscal 2015. The number of shares and option exercise prices (representing the fair market value of Hewlett-Packard Company stock on the grant date) were previously converted in connection with HPE's separation from Hewlett-Packard Company. In fiscal 2017, the number of shares and option exercise prices were also converted as a result of both the ES/CSC and SW/Micro Focus spin-merge transactions. In each case, ratios were used that preserved the intrinsic value of the award as of the conversion date using a methodology identical to that applicable to all employees.

4
As CEO of HPE, Mr. Neri did not receive any compensation for his board service. Please see the "Executive Compensation—CD&A" section for details regarding Mr. Neri's fiscal 2019 compensation.

5
Ms. Whitman served as a non-employee board member effective February 2, 2018 and did not seek reelection for the 2019 board year. Amounts reflect compensation received for service in board year 2018.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

Under our stock ownership guidelines, non-employee directors are expected to accumulate, within five years of their election to the Board, shares of Hewlett Packard Enterprise stock equal in value to at least five times the amount of their annual cash retainer. Service on the HP Inc. (formerly known as Hewlett-Packard Company) board of directors immediately prior to the separation of HPE from HP Inc. on November 1, 2015, is recognized for purposes of such five-year period. Shares counted toward these guidelines include any shares held by the director directly or indirectly, including deferred vested awards.

All non-employee directors with more than five years of service have met our stock ownership guidelines, and all non-employee directors with less than five years of service have either met, or are on track to meet, our stock ownership guidelines within the expected time based on the trading price of HPE's stock as of October 31, 2019.

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Corporate Governance (continued)

Anti-hedging/pledging policy

HPE has a policy prohibiting directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in HPE stock, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, HPE's directors are prohibited from holding HPE stock in margin accounts and from pledging HPE stock as collateral for loans. These policies further align directors' interests with those of our stockholders.

STOCK OWNERSHIP INFORMATION

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of December 31, 2019 concerning beneficial ownership by:

•
holders of more than 5% of Hewlett Packard Enterprise's outstanding shares of common stock;

•
our directors and nominees;

•
each of the named executive officers listed in the "Summary Compensation Table" on page 77; and

•
all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the SEC, and information provided to Hewlett Packard Enterprise, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of February 29, 2020 (60 days after December 31, 2019) through the exercise of any stock options, through the vesting and settlement of RSUs payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after February 29, 2020 and any RSUs vesting or settling on or before February 29, 2020 that may be payable in cash or shares at Hewlett Packard Enterprise's election. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

Beneficial Ownership Table

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding

BlackRock(1)	99,154,681	7.7%

Dodge & Cox(2)	170,681,391	12.2%

PRIMECAP Management Co(3)	92,440,645	6.61%

The Vanguard Group(4)	128,983,504	9.97%

Daniel Ammann(5)	45,910	*

Michael J. Angelakis(6)	12,932	*

Pamela L. Carter(7)	51,478	*

Jean M. Hobby	2,316	*

George R. Kurtz	0	*

Raymond J. Lane	831,020	*

Ann M. Livermore(8)	103,215	*

Charles H. Noski(9)	0	*

Raymond E. Ozzie	61,224	*

Gary M. Reiner(10)	411,744	*

Patricia F. Russo(11)	159,687	*

Lip-Bu Tan	69,320	*

Mary A. Wilderotter	41,782	*

Philip Davis(12)	27,149	*

Alan R. May(13)	1,707,363	*

Antonio F. Neri(14)	1,653,734	*

Tarek Robbiati	48,952	*

John F. Schultz	417,119	*

All current executive officers and directors as a group (21 persons)(15)	5,726,223	*

*
Represents holdings of less than 1% based on 1,299,483,459 outstanding shares of common stock as of September 30, 2019.

1
Based on the most recently available Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock, Inc. According to its Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 84,411,056 shares, shared voting power over no shares, sole dispositive power over 99,154,681 shares, and shared dispositive power over no shares beneficially owned. The Schedule 13G/A contained information as of December 31, 2019 and may not reflect current holdings of HPE's stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

2
Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2019 by Dodge & Cox. According to its Schedule 13G/A, Dodge & Cox reported having sole voting power over 164,162,043 shares, shared voting power over no shares, sole dispositive power over 170,681,391 shares, and shared dispositive power over no shares. The securities reported on the Schedule 13G/A are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act of 1940 and other managed accounts and which clients have the right to receive or the power to direct the receipt of dividends from, and the proceeds from the sale of, HPE's stock. The Schedule 13G/A contained information as of December 31, 2018 and may not reflect current holdings of HPE's stock. The address for Dodge & Cox is Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104.

3
Based on the most recently available Schedule 13G filed with the SEC on February 8, 2019 by PRIMECAP Management Company ("PRIMECAP"). According to its Schedule 13G, PRIMECAP reported having sole voting power over 30,890,473 shares, shared voting power over no shares, sole dispositive power over 92,440,645 shares, and shared dispositive power over no shares beneficially owned. The Schedule 13G contained information as of December 31, 2018 and may not reflect current holdings of HPE's stock. The address for PRIMECAP is PRIMECAP Management Company, 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

4
Based on the most recently available Schedule 13G filed with the SEC on February 10, 2020 by The Vanguard Group, Inc. ("Vanguard"). According to its Schedule 13G/A, Vanguard reported having sole voting power over 1,928,598 shares, shared voting power over 371,569 shares, sole dispositive power over 126,798,876 shares, and shared dispositive power over 2,184,628 shares. The Schedule 13G/A contained information as of December 31, 2019 and may not reflect current holdings of HPE's stock. The address for Vanguard is The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355.

5
Represents 45,910 shares that Mr. Ammann holds indirectly with his spouse.

6
Represents 12,932 shares that Mr. Angelakis holds directly.

7
Includes 34,484 shares that Ms. Carter has elected to defer receipt of until the termination of her service as a member of the Board.

8
Includes 89,498 shares that Ms. Livermore holds indirectly through a trust with her spouse.

9
Mr. Noski is nominated for election for the first time this year.

10
Represents 95,430 shares that Mr. Reiner holds indirectly with his spouse, and includes 314,423 shares that Mr. Reiner has the right to acquire by exercise of stock options.

11
Includes 144,369 shares that Ms. Russo elected to defer receipt of until the termination of her service as a member of the Board.

12
Includes 27,149 shares that Mr. Davis has the right to acquire by exercise of stock options.

13
Includes 1,462,266 shares that Mr. May has the right to acquire by exercise of stock options.

14
Includes 1,375,199 shares that Mr. Neri has the right to acquire by exercise of stock options.

15
Includes 3,244,628 shares that current executive officers and directors have the right to acquire.

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

RELATED PERSONS TRANSACTIONS POLICIES AND PROCEDURES

We have adopted a written policy for approval of transactions between us and our directors, director nominees, executive officers, beneficial owners of more than five percent (5%) of Hewlett Packard Enterprise's stock, and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single 12-month period and such "related persons" have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than ten percent (10%) beneficial owner of another entity).

The policy provides that the NGSR Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the NGSR Committee determines whether the transaction is in the best interests of Hewlett Packard Enterprise. In making that determination, the NGSR Committee takes into account, among other factors it deems appropriate:

•
the extent of the related person's interest in the transaction;

•
whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;

•
the benefits to Hewlett Packard Enterprise;

•
the impact or potential impact on a director's independence in the event the related party is a director, an immediate family member of a director, or an entity in which a director is a partner, 10% stockholder, or executive officer;

•
the availability of other sources for comparable products or services; and

•
the terms of the transaction.

The NGSR Committee has delegated authority to the chair of the NGSR Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full NGSR Committee for its review at each of the NGSR Committee's regularly scheduled meetings.

The NGSR Committee has adopted standing pre-approvals under the policy for limited transactions with related persons.

Pre-approved transactions include:

1.
compensation of executive officers that is excluded from reporting under SEC rules where the HRC Committee approved (or recommended that the Board approve) such compensation;

2.
director compensation;

3.
transactions with another company with a value that does not exceed the greater of $1 million or 2% of the other company's annual revenues, where the related person has an interest only as an employee (other than executive officer), director, or beneficial holder of less than 10% of the other company's shares;

4.
contributions to a charity in an amount that does not exceed $1 million or 2% of the charity's annual receipts, where the related person has an interest only as an employee (other than executive officer), or director; and

2020 HPE PROXY STATEMENT

Corporate Governance (continued)

5.
transactions where all stockholders receive proportional benefits.

A summary of transactions covered by the standing pre-approvals described in paragraphs 3 and 4 above is provided to the NGSR Committee for its review as applicable.

Fiscal 2019 Related Person Transactions

We enter into commercial transactions with many entities for which our executive officers or directors serve as directors and/or executive officers in the ordinary course of our business. All of those transactions were pre-approved transactions as defined above or were approved or ratified by the NGSR Committee or our former parent's NGSR Committee. Hewlett Packard Enterprise considers all pre-approved or ratified transactions to have been at arm's-length and does not believe that any of our executive officers, directors, or 5% beneficial owners had a material direct or indirect interest in any of such commercial transactions.

COMMUNICATIONS WITH THE BOARD

Individuals may communicate with the Board by contacting: Secretary to the Board of Directors, 6280 America Center Drive, San Jose, California 95002, e-mail: bod-hpe@hpe.com.

All directors have access to this correspondence. In accordance with instructions from the Board, the secretary to the Board reviews all correspondence, organizes the communications for review by the Board, and posts communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board's duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, not be posted.

Communications that are intended specifically for the Chair of the Board, independent directors, or the non-employee directors should be sent to the e-mail address or street address noted above, to the attention of the Chair of the Board.

GOVERNANCE DOCUMENTS

We maintain a code of business conduct and ethics for directors, officers, and employees, known as our Standards of Business Conduct. We also have adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, form the framework for our governance. All of these documents are available at investors.hpe.com/governance for review, downloading, and printing. On our governance website, we will post any amendments to the Standards of Business Conduct or waivers of the Standards of Business Conduct for directors and executive officers. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Standards of Business Conduct, Corporate Governance Guidelines, and charters of the committees of the Board by contacting: Hewlett Packard Enterprise Company, Attention: Investor Relations, 6280 America Center Drive, San Jose, California 95002.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On

On the recommendation of the NGSR Committee, the Board has nominated the 13 persons named below for election as directors this year, each to serve for a one-year term or until the director's successor is elected and qualified.

DIRECTOR NOMINEE EXPERIENCE AND QUALIFICATIONS

The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and backgrounds in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board membership criteria described below.

Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business, government, education, technology, or public service. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. In addition, the NGSR Committee takes into account a potential director's ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Directors' service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all of our stockholders. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The nominees' individual biographies below contain information about their experience, qualifications, and skills that led the Board to nominate them.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Antonio F. Neri, Tarek Robbiati, and Rishi Varma, will vote for a nominee or nominees designated by the Board or the Board may decrease the size of the Board.

There are no family relationships among our executive officers and directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

Hewlett Packard Enterprise Company 2020 Board of Directors Nominees

Name	Age	HPE director since	Noteworthy experience	NYSE independent	Other current public company boards

Daniel Ammann	47	2015	Chief Executive Officer, Cruise LLC; former President and Chief Financial Officer, General Motors Company

Pamela L. Carter	70	2015	Former President, Cummins Distribution Business; former President, Cummins Filtration		Enbridge CSX Corporation Broadridge Financial Solutions, Inc.

Jean M. Hobby	59	2019	Former Global Strategy Partner and Chief Financial Officer, PricewaterhouseCoopers, LLP		Integer Holdings Corporation Texas Instruments Incorporated

George R. Kurtz	49	2019	President, Chief Executive Officer, Co-Founder, Crowdstrike, Inc.		Crowdstrike, Inc.

Raymond J. Lane	73	2015	Partner Emeritus, Kleiner Perkins Caufield & Byers; Managing Partner, GreatPoint Ventures; former President and Chief Operating Officer, Oracle Corporation		Beyond Meat, Inc.

Ann M. Livermore	61	2015	Former Executive Vice President, Hewlett-Packard Company Enterprise Business		United Parcel Service, Inc. Qualcomm

Antonio F. Neri	52	2018	President and Chief Executive Officer, Hewlett Packard Enterprise Company		Anthem, Inc.

Charles H. Noski*	67	—	Former Chief Financial Officer and Vice Chair, Bank of America; former Chief Financial Officer, Northrop Grumman Corporation; former Chief Financial Officer and Vice Chair, AT&T Corporation		Wells Fargo & Company Booking Holdings Inc.

Raymond E. Ozzie	64	2015	Chief Executive Officer, Blues Wireless; former Chief Software Architect and Chief Technical Officer, Microsoft Corporation

Gary M. Reiner	65	2015	Operating Partner, General Atlantic LLC; former Senior Vice President and Chief Information Officer, General Electric Company		Citigroup Inc.

Patricia F. Russo	67	2015	Former Chief Executive Officer, Alcatel-Lucent		General Motors Company KKR Management LLC Merck & Co., Inc.

Lip-Bu Tan	60	2015	President and Chief Executive Officer, Cadence Design Systems; Founder and Chair, Walden International		Cadence Design Systems

Mary Agnes Wilderotter	65	2016	Former Executive Chair and Chief Executive Officer, Frontier Communications Corporation		Cadence Design Systems Costco Wholesale Corporation DocuSign Inc. Lyft, Inc.

*
Nominated for election for the first time this year

Thirteen directors have been nominated for election at the annual meeting to hold office until the 2021 annual meeting. Our employees and our Board are a reflection of the world in which we do business, bringing together great minds of all backgrounds to provide the best for HPE. The following provides a snapshot of the diversity, skills, and experience of our director nominees, followed by summary information about each individual nominee. Each of our 13 director nominees has been an HPE director since 2015, except for Mary Agnes Wilderotter who was elected in 2016, Antonio F. Neri who was elected in 2018, Jean M. Hobby who was elected in 2019, George R. Kurtz who was appointed in 2019, and Charles H. Noski who is nominated for election for the first time this year.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

Director Nominee Highlights

Director Nominees' Skills and Experience

Our Board selected the nominees based on their diverse set of skills and experiences, which align with our business strategy and contribute to the effective oversight of HPE.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

The following includes a skills and qualifications matrix highlighting many of the key experiences and competencies our directors bring to the Company.

Hewlett Packard Enterprise Company Board of Directors Skills and Qualifications

	Daniel Ammann	Pamela L. Carter	Jean M. Hobby	George R. Kurtz	Raymond J. Lane	Ann M. Livermore	Antonio F. Neri	Charles H. Noski*	Raymond E. Ozzie	Gary M. Reiner	Patricia F. Russo	Lip-Bu Tan	Mary Agnes Wilderotter

Risk and Compliance	•	•	•	•		•	•	•			•		•

Financial and Audit	•	•	•	•			•	•			•	•	•

Business Development and Strategy	•	•	•	•	•	•	•	•	•	•	•	•	•

Investment	•				•		•	•		•		•

Executive Level Leadership	•	•	•	•	•	•	•	•	•	•	•	•	•

Business Ethics	•	•	•	•	•	•	•	•	•	•	•	•	•

Extensive Industry Leadership	•	•	•	•	•	•	•	•	•	•	•	•	•

Legal, Regulatory, and Public Policy		•	•	•	•								•

Corporate Governance		•	•	•	•	•	•	•		•	•	•	•

Global	•	•	•	•	•	•	•	•			•	•

Cybersecurity	•	•		•	•		•		•	•	•	•	•

Environmental and Sustainability					•						•		•

Human Resources Management		•				•					•	•	•

*
Standing for election for the first time

Risk and Compliance: Experience identifying, mitigating, and managing risk in enterprise operations helps our directors effectively oversee our Enterprise Risk Management program, which is vital to customer and stockholder protection.

Financial and Audit: Experience in accounting and audit functions and the ability to analyze financial statements and oversee budgets are key to supporting the Board's oversight of our financial reporting and functions.

Business Development and Strategy: Experience in setting and executing corporate strategy is critical to the successful planning and execution of our long-term vision.

Investment: Experience in venture and investment capital underlies our capital allocation decisions and ensures that the investors' view of our business is incorporated in Board discussions.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

Executive Level Leadership: Experience in executive positions within enterprise businesses is key to the effective oversight of management.

Business Ethics: Experience in, and continued dedication to, the highest levels of ethics and integrity within the enterprise context underpins the holistic commitment of HPE to operate with integrity.

Extensive Industry Leadership: Experience at the executive level in the technology sector enhances our Board's ability to oversee management in a constantly changing industry.

Legal, Regulatory, and Public Policy: Experience in setting and analyzing public policy supports the Board's oversight of our business in heavily regulated sectors.

Corporate Governance: Experience on other public company boards provides insight into developing practices consistent with our commitment to excellence in corporate governance.

Global: Experience operating in a global context by managing international enterprises, residence abroad, and studying other cultures enables oversight of how HPE navigates a global marketplace.

Cybersecurity: Experience in understanding the impact and increasing importance of the cybersecurity threat landscape in our own business and that of our customers is critical to an effective risk management program.

Environmental and Sustainability: Experience in environmental and sustainability topics strengthens the Board's oversight and assures that strategic business imperatives and long-term value creation for stockholders are achieved within a responsible, sustainable business model.

Human Resources Management: Experience in human resources management in large organizations assists our Board in overseeing succession planning, effective talent development, and our executive compensation program.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

DANIEL AMMANN

Recent Career

Mr. Ammann has served as the Chief Executive Officer of Cruise LLC, an autonomous vehicle company, since January 2019. Prior to that, Mr. Ammann served as the President of General Motors Company, an automotive company, from January 2014 to December 2018, having also served as its Chief Financial Officer and Executive Vice President from April 2011 to January 2014. Mr. Ammann joined General Motors in May 2010 as Vice President of Finance and Treasurer, a role he served in until April 2011.

Committee Membership: Finance and Investment

Public Directorships	Impact
None

Mr. Ammann brings a robust understanding of technology, consumer, manufacturing, and financial industries to HPE's Board. Mr. Ammann gained valuable insight into customer financial services through his leadership over the rebuilding of the captive finance company of General Motors and accumulated in-depth knowledge of financial instruments and strategy from his roles as Treasurer and CFO at General Motors and an extensive career in investment banking prior to that.

Skills and Qualifications
• Risk and Compliance • Financial and Audit • Business Development and Strategy • Investment • Executive Level Leadership • Business Ethics • Extensive Industry Leadership • Global • Cybersecurity

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

PAMELA L. CARTER

Recent Career

Ms. Carter served as the President of Cummins Distribution Business, a global division of Cummins Inc., a diesel and natural gas engine and related technology design, manufacture, and distribution company, from 2008 until her retirement in 2015. Prior to that, Ms. Carter served as Vice President and then President of Cummins Filtration, from 2005 to 2008. From 2000 to 2003, Ms. Carter served as Vice President and General Manager, EMEA at Cummins. Prior to that, Ms. Carter served as Vice President, General Counsel, and Corporate Secretary of Cummins from 1997 to 2000. In 1992, Ms. Carter was elected state attorney general of Indiana, becoming the first African American female to be elected to that office in the United States, serving until 1997.

Committee Membership: Audit, HR and Compensation (Chair)

Public Directorships*	Impact
Current Service • Enbridge Inc. • CSX Corporation • Broadridge Financial Solutions, Inc.

From becoming the first African American woman ever elected as a state attorney general to executive officer of Cummins Inc., a Fortune 500 company, Ms. Carter's exceptional career and attributable insight and skills have been an asset to the HPE Board. Ms. Carter doubly benefits the Board with her comprehensive legal experience in both the public and private sectors along with her global, strategic, operational, and transformational leadership capability and expertise.

Former Service**	Skills and Qualifications
• Spectra Energy Corp

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Legal, Regulatory, and Public Policy

•

Corporate Governance

•

Global

•

Cybersecurity

•

Human Resources Management

*
Enbridge Inc. is a global energy infrastructure company, CSX Corporation is a rail-based freight transportation company, Broadridge Financial Solutions, Inc. is a financial industry servicing company, and Spectra Energy Corp was a natural gas company merged with Enbridge.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

JEAN M. HOBBY

Recent Career

Ms. Hobby served as a Global Strategy Partner at PricewaterhouseCoopers, LLP from 2013 until her retirement in June 2015. Prior to that, Ms. Hobby served as PwC's Technology, Media and Telecom Sector Leader from 2008 to 2013 and its Chief Financial Officer from 2005 to 2008. Ms. Hobby joined PwC in 1983 and became a partner in 1994.

Committee Membership: Audit

Public Directorships*	Key Skills and Qualifications
Current Service • Integer Holdings Corporation • Texas Instruments Incorporated

From her senior leadership roles at PwC, including as Global Strategy Partner and CFO, Ms. Hobby brings deep expertise in finance, strategic planning, and technology to the Board. In addition, with her strong experience in audit- and financial control-related matters, she has helped to drive the Board's robust exercise of its oversight responsibilities.

Former Service**	Skills and Qualifications
• CA, Inc.

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Legal, Regulatory, and Public Policy

•

Corporate Governance

•

Global

*
Integer Holdings Corporation is a medical device manufacturing company, Texas Instruments Incorporated is a designer of semiconductors, and CA, Inc. is a software company.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

GEORGE R. KURTZ

Recent Career

Mr. Kurtz has served as a director, President, CEO, and co-founder of CrowdStrike, Inc., a cybersecurity technology company, since November 2011. Prior to founding CrowdStrike, from October 2004 to October 2011, Mr. Kurtz served in various positions at McAfee, Inc., a computer security software company, including Worldwide Chief Technology Officer and Executive Vice President from October 2009 to October 2011. Before its acquisition by McAfee in October 2004, Mr. Kurtz founded and served as CEO of Foundstone, Inc., a security products and services company, starting in October 1999. Mr. Kurtz began his career at PricewaterhouseCoopers, LLP as a Certified Public Accountant in 1992.

Committee Membership: Technology

Public Directorships*	Key Skills and Qualifications
Current Service • Crowdstrike, Inc.

Mr. Kurtz brings invaluable technical acumen and insight across cloud, AI, big data, and cybersecurity. In addition, the Board benefits from his deep entrepreneurial experience in identifying and commercializing emerging technologies.

Skills and Qualifications

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Legal, Regulatory, and Public Policy

•

Corporate Governance

•

Global

•

Cybersecurity

*
Crowdstrike, Inc. is a cybersecurity software company.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

RAYMOND J. LANE

Recent Career

Mr. Lane has served as Managing Partner of GreatPoint Ventures, a venture firm focused on early stage enterprise and digital health technologies, since April 2014. Prior to that, Mr. Lane served as executive Chairman of Hewlett-Packard Company from September 2011 to April 2013 and as non-executive Chairman of Hewlett-Packard Company from November 2010 to September 2011. Since April 2013, Mr. Lane has served as Partner Emeritus of Kleiner Perkins Caufield & Byers, a private equity firm, after having previously served as one of its Managing Partners from 2000 to 2013. Prior to joining Kleiner Perkins, Mr. Lane was President, Chief Operating Officer, and Director of Oracle Corporation, a software company. Before joining Oracle in 1992, Mr. Lane was a senior partner of Booz Allen Hamilton, a consulting company. Prior to Booz Allen Hamilton, Mr. Lane served as a division vice president with Electronic Data Systems Corporation, an IT services company that Hewlett-Packard Company acquired in August 2008. He was with IBM Corporation from 1969 to 1977. Mr. Lane served as Chairman of the Board of Trustees of Carnegie Mellon University from July 2009 to July 2015. He also serves as Vice Chairman of Special Olympics International.

Committee Membership: Technology

Public Directorships*	Impact
Current Service • Beyond Meat, Inc. Former Service** • Hewlett-Packard Company

As an early stage venture capital investor, principally in the information technology industry, Mr. Lane provides the Board valuable insight into worldwide operations, management, and the development of corporate strategy, drawing on experience from a career leading large technology enterprises spanning several decades.

Skills and Qualifications

•

Business Development and Strategy

•

Investment

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Legal, Regulatory, and Public Policy

•

Corporate Governance

•

Global

•

Cybersecurity

•

Environmental and Sustainability

*
Beyond Meat, Inc. is a producer of plant-based meat substitutes, Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

ANN M. LIVERMORE

Recent Career

Ms. Livermore served as Executive Vice President of the Hewlett-Packard Company's Enterprise Business from 2004 until June 2011, and served as an Executive Advisor to our Chief Executive Officer between then and 2016. Prior to that, Ms. Livermore served in various other positions at Hewlett-Packard Company in marketing, sales, research and development, and business management since joining the Company in 1982.

Committee Membership: Finance and Investment

Public Directorships*	Impact
Current Service • United Parcel Service, Inc. • Qualcomm Former Service** • Hewlett-Packard Company

Ms. Livermore brings extensive experience in senior leadership positions from nearly 35 years at Hewlett-Packard Company and HPE. Her tenure provides the Board vast in-house knowledge and experience in the areas of technology, marketing, sales, research and development, and business management.

Skills and Qualifications
• Risk and Compliance • Business Development and Strategy • Executive Level Leadership • Business Ethics • Extensive Industry Leadership • Corporate Governance • Global • Human Resources Management
*
United Parcel Service, Inc. is a package delivery and logistics company, Qualcomm is a semiconductor and telecommunications equipment company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

ANTONIO F. NERI

Recent Career

Mr. Neri has served as President and Chief Executive Officer of Hewlett Packard Enterprise since June 2017 and February 2018, respectively. Mr. Neri previously served as Executive Vice President and General Manager of our Enterprise Group from November 2015 to June 2017. Prior to that, Mr. Neri served in a similar role for Hewlett-Packard Company's ("HP") Enterprise Group from October 2014 to November 2015. Mr. Neri served as Senior Vice President and General Manager of the HP Servers business unit from September 2013 to October 2014 and concurrently as Senior Vice President and General Manager of the HP Networking business unit from May 2014 to October 2014. Prior to that, Mr. Neri served as Senior Vice President and General Manager of the HP Technology Services business unit from August 2011 to September 2013 and as Vice President, Customer Services for the HP Personal Systems Group from 2007 to August 2011, having first joined HP in 1996. From May 2016 to July 2017, Mr. Neri served as a director of H3C Technologies Co., Limited, a technology company. From March 2012 to February 2013, Mr. Neri served as a director of MphasiS Limited, a technology company.

Committee Membership: None

Public Directorships*	Impact
Current Service • Anthem, Inc.

Dedicating more than twenty years to HPE, Mr. Neri rose from serving in a call center for HP Customer Support to our President and CEO. A gifted engineer and inspiring leader, Mr. Neri oversaw the development of numerous technological innovations at HPE, including: HPE Apollo, the industry leading high performance compute platform; HPE Superdome X, the world's most scalable and modular in-memory computing platform; and HPE Synergy, the world's first composable infrastructure platform. In addition, Mr. Neri oversaw many of HPE's strategic acquisitions, including Aruba Networks, BlueData, Cloud Cruiser, Cloud Technology Partners, Cray, MapR, Nimble Storage, SimpliVity, and SGI. Mr. Neri is an HPE veteran with a passion for the Company's customers, partners, employees, and culture.

Skills and Qualifications

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Investment

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Corporate Governance

•

Global

•

Cybersecurity

*
Anthem, Inc. is a healthcare insurance company.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

CHARLES H. NOSKI

Recent Career

Mr. Noski served as Vice Chairman of Bank of America Corporation from June 2011 until his retirement in September 2012 and as its Chief Financial Officer from May 2010 to June 2011. Prior to that, Mr. Noski served as Chief Financial Officer of Northrop Grumman Corporation from 2003 until 2005, and as a Board Director from 2002 to 2005. Mr. Noski previously served as Chief Financial Officer of AT&T Corporation from 1999 to 2002 and also served as Vice Chairman of the Board of Directors in 2002. From 1990 until 1999, Mr. Noski served in various leadership positions with Hughes Electronics Corporation, including President, Chief Operating Officer, and Board Director. Mr. Noski began his career with Deloitte & Touche, ultimately serving as partner until 1990.

Public Directorships*	Impact
Current Service • Wells Fargo & Company • Booking Holdings Inc. Former Service** • Microsoft Corporation • Avon Products, Inc.

Mr. Noski is standing for election for the first time this year and brings extensive experience in finance, accounting, risk, capital markets, and business operations to our Board, spanning the banking, defense, telecommunications, and software sectors. With a unique portfolio of business skills, and deep expertise in finance and accounting matters, including capital management, restructuring, and capital markets, he will be an invaluable asset to our Board.

Skills and Qualifications

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Investment

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Corporate Governance

•

Global

*
Wells Fargo & Company is a financial services company, Booking Holdings Inc. is an online travel and related services company, Microsoft Corporation is a software and services company, and Avon Products, Inc. is a beauty products company.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

RAYMOND E. OZZIE

Recent Career

Mr. Ozzie founded and currently serves as CEO of Blues Wireless, a provider of integrated hardware, software, and services for cellular IoT communications since 2018. Mr. Ozzie served as Chief Software Architect and Chief Technical Officer of Microsoft Corporation from 2005 until December 2010, having created Microsoft Azure and having played a key role in Microsoft's transformation from PC software to being a services-centric company. Mr. Ozzie joined Microsoft in 2005 after it acquired Groove Networks, Inc., a collaboration software company that he founded in 1997.

Committee Membership: Technology (Chair)

Public Directorships*	Impact
Former Service** • Hewlett-Packard Company

As a serial entrepreneur, tech veteran, and the creator of Lotus Notes, Mr. Ozzie is widely recognized as an influential technology expert with a thorough understanding of both business strategy and software development. Combined with his experience as an executive in some of the largest multinational technology companies and as an entrepreneur, Mr. Ozzie has proven an invaluable asset to the Board.

Skills and Qualifications
• Business Development and Strategy • Executive Level Leadership • Business Ethics • Extensive Industry Leadership • Cybersecurity
*
Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

GARY M. REINER

Recent Career

Mr. Reiner has served as Operating Partner at General Atlantic LLC, a private equity firm, since November 2011. Previously, Mr. Reiner served as Special Advisor to General Atlantic from September 2010 to November 2011. Prior to that, Mr. Reiner served as Senior Vice President and Chief Information Officer at General Electric Company, a technology, media and financial services company, from 1996 until March 2010. Mr. Reiner previously held other executive positions with General Electric since joining the company in 1991. Earlier in his career, Mr. Reiner was a partner at Boston Consulting Group, a consulting company, where he focused on strategic and process issues for technology businesses.

Committee Membership: Nominating, Governance and Social Responsibility (Chair), Technology

Public Directorships*	Impact
Current Service • Citigroup Inc. Former Service** • Box, Inc. • Hewlett-Packard Company

Mr. Reiner provides decades of experience driving corporate strategy, information technology and best practices across complex organizations. HPE's Board benefits from Mr. Reiner's deep insight into how IT can help global companies succeed through his many years of experience as Chief Information Officer at General Electric.

Skills and Qualifications
• Business Development and Strategy • Investment • Executive Level Leadership • Business Ethics • Extensive Industry Leadership • Corporate Governance • Cybersecurity
*
CitiGroup Inc. is an investment banking and financial services corporation, Box, Inc. is a software company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

PATRICIA F. RUSSO

Recent Career

Ms. Russo has served as the Chair of our Board of Directors since November 2015. Prior to that, Ms. Russo served as the Lead Independent Director of Hewlett-Packard Company from July 2014 to November 2015. From 2006 to 2008, Ms. Russo served as Chief Executive Officer of Alcatel-Lucent, a communications company. Previously, Ms. Russo served as Chairman of Lucent Technologies Inc., a communications company, from 2003 to 2006 and Chief Executive Officer and President of Lucent from 2002 to 2006.

Committee Membership: Nominating, Governance and Social Responsibility, HR and Compensation

Public Directorships*	Impact
Current Service • General Motors Company • KKR Management LLC • Merck & Co., Inc. Former Service** • Alcoa Inc. • Arconic Inc. • Hewlett-Packard Company

Ms. Russo brings to the Board extensive global business experience along with proven leadership acumen for a wide range of transformative transactions, including mergers and acquisitions and business restructurings, notably having led Lucent Technologies Inc. through a severe industry downturn and later a merger with Alcatel, as well as overseeing the split of Alcoa Corporation and Arconic Inc. In addition, Ms. Russo has gained significant experience on governance issues facing large public companies, including from her service as Chair of the Governance and Corporate Responsibility Committee of General Motors Company, and former service as Lead Director and Chair of the Governance and Nominating Committee of Arconic Inc. A globally recognized thought leader in business and governance, Ms. Russo has led the Board's oversight of HPE's transformation journey.

Skills and Qualifications

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Corporate Governance

•

Global

•

Cybersecurity

•

Environmental and Sustainability

•

Human Resources Management

*
General Motors Company is an automotive company, KKR Management LLC is the managing partner of KKR & Co., L.P., an investment firm, Merck & Co., Inc. is a pharmaceuticals company, Alcoa Inc. is a metals and manufacturing company, Arconic Inc. is an engineering and manufacturing company, and Hewlett-Packard Company (now HP Inc.) is an information technology company and the former parent of Hewlett Packard Enterprise.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

LIP-BU TAN

Recent Career

Mr. Tan has served as the President and Chief Executive Officer of Cadence Design Systems, an electronic design automation company, since 2009. Mr. Tan has also served as Founder and Chairman of Walden International, a venture capital firm, since 1987.

Committee Membership: Nominating, Governance and Social Responsibility, Technology

Public Directorships*	Impact
Current Service • Cadence Design Systems, Inc. Former Service** • Ambarella, Inc.

Mr. Tan has decades of experience pioneering venture capital investment in technology in the Asia-Pacific region. His corporate governance experience from service on numerous public and private boards of technology companies and robust understanding of the electronic design and semiconductor industries is invaluable as the Board continues to chart HPE's global path.

• Aquantia Corporation	Skills and Qualifications
• Quantenna Communications, Inc. • Semiconductor Manufacturing International Corporation • SINA Corp • United Overseas Bank in Singapore

•

Financial and Audit

•

Business Development and Strategy

•

Investment

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Corporate Governance

•

Global

•

Cybersecurity

•

Human Resources Management

*
Cadence Design Systems, Inc. is an electronic design automation company, Ambarella, Inc. is a video compression and image processing company, Aquantia Corporation is a supplier of high-speed connectivity silicon, Quantenna Communications, Inc. is a WiFi fabless semiconductor company, Semiconductor Manufacturing International Corporation is a semiconductor company, SINA Corp is a media company, and United Overseas Bank in Singapore is a bank.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

MARY AGNES WILDEROTTER

Recent Career

Mrs. Wilderotter has served as Chairman and Chief Executive Officer of the Grand Reserve Inn, a luxury hospitality inn located in Plymouth, CA, since December 2016. Prior to that, Mrs. Wilderotter served as Executive Chairman of Frontier Communications Corporation, a telecommunications company, from April 2015 to April 2016. Previously, Mrs. Wilderotter served as Chairman and Chief Executive Officer of Frontier from January 2006 to April 2015. From 2004 to 2006, Mrs. Wilderotter served as President, Chief Executive Officer, and a Director of Frontier. Prior to joining Frontier, Mrs. Wilderotter served in executive and managerial roles at Wink Communications and Microsoft Corporation, both software companies, and AT&T Wireless Services Inc., a telecommunications company.

Committee Membership: Audit (Chair), HR and Compensation

Public Directorships*	Impact
Current Service • Cadence Design Systems • Costco Wholesale Corporation • DocuSign Inc. • Lyft, Inc.

Contributing keen insight into the financial, operational, cybersecurity, talent management, and strategic issues, Mrs. Wilderotter is a valuable asset to the Board. Mrs. Wilderotter brings significant expertise leading and managing companies in the telecommunications and technology industries combined with in-depth understanding of financial statements and public company audit from her former roles as CEO of Frontier Communications, Chair of the Audit Committee of Juno Therapeutics, member of the Audit Committee of Procter & Gamble, and Chair of the Finance Committee of Xerox.

Former Service**	Skills and Qualifications
• Frontier Communications Corporation • Dreamworks Animation SKG, Inc. • Juno Therapeutics Inc. • The Procter & Gamble Company • Xerox Corporation

•

Risk and Compliance

•

Financial and Audit

•

Business Development and Strategy

•

Executive Level Leadership

•

Business Ethics

•

Extensive Industry Leadership

•

Legal, Regulatory, and Public Policy

•

Corporate Governance

•

Cybersecurity

•

Environmental and Sustainability

•

Human Resources Management

*
Cadence Design Systems is an electronic design automation company, Costco Wholesale Corporation is a retail company, DocuSign Inc. is an electronic signature and digital transaction management company, Lyft, Inc. is a ride-share company, Frontier Communications Corporation is a telecommunications company, DreamWorks Animation SKG, Inc. was a content and animation company, Juno Therapeutics Inc. is a biopharmaceuticals company, The Procter & Gamble Company is a consumer goods company, and Xerox Corporation is a technology company.

**
Within the last 5 years.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On

The Audit Committee of the Board has appointed, and as a matter of good corporate governance is requesting ratification by the stockholders of, Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated and combined financial statements for the fiscal year ending October 31, 2020. During fiscal 2019, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See "Principal Accounting Fees and Services" on page 90 and "Report of the Audit Committee of the Board of Directors" on page 94. Representatives of Ernst & Young LLP are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

VOTE REQUIRED

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year requires the affirmative vote of a majority of the shares of Hewlett Packard Enterprise common stock present in person or represented by proxy and entitled to be voted at the annual meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

RECOMMENDATION OF THE BOARD OF DIRECTORS

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

Our Board and HRC Committee are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. To fulfill this mission, we have a pay-for-performance philosophy that forms the foundation for all decisions regarding compensation. Our compensation programs have been structured to balance near-term results with long-term success, and enable us to attract, retain, focus, and reward our executive team for delivering stockholder value. Below is a summary of key elements of our fiscal compensation programs relative to this philosophy.

Pay-for-Performance

Total direct compensation is performance based and delivered in the form of cash and equity to align the interest of our management with those of our stockholders

Total direct compensation is generally positioned within a competitive range of the market median, with differentiation by executive, as appropriate, based on individual factors such as tenure, criticality of the role, proficiency in the role, sustained performance over time, and importance to our leadership succession plans

Realized total direct compensation fluctuates and is directly linked to annual and long-term performance and stockholder value over time

Incentive awards are heavily dependent upon achievement of critical operating goals and our stock performance and are primarily measured against objective metrics that directly link to the creation of sustainable value for our stockholders

We balance growth objectives, top and bottom line objectives, and short- and long-term objectives to reward for overall performance and avoid overemphasizing a singular focus

Long-term incentives are delivered in part in the form of performance-based equity, which vests upon achievement of both absolute and relative performance metrics that drive stockholder value

The HRC Committee annually validates the pay-for-performance relationship of our incentive plans through an analysis conducted by its independent compensation consultant

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

Corporate Governance

What We Do	What We Don't Do

Design compensation programs that do not encourage excessive risk-taking	Enter into individual executive compensation agreements

Maintain stock ownership guidelines for executive officers, including a rigorous 7x base salary requirement for the CEO	Provide tax gross-ups for executive perquisites

Provide limited executive perquisites	Pay share-dividend equivalents in our long-term incentive program before vesting of the underlying shares occurs

Prohibit hedging or pledging of Company stock by our executive officers and our directors	Provide supplemental defined benefit pension plans (except in the case of international transfers, as required by law)

Maintain a clawback policy that permits the Company to recover annual and long-term incentives	Engage in liberal share recycling

Maintain a severance policy that provides for "double-trigger" change in control equity vesting

Engage an independent compensation consultant for the HRC Committee that does no other work for the Company

The Executive Compensation portion of this proxy statement contains a detailed description of our compensation philosophy and programs, the compensation decisions made under those programs with regard to our named executive officers ("NEOs") for fiscal 2019, and the factors considered by the HRC Committee in making those decisions. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board of Directors recommends stockholder approval of the compensation of our NEOs as disclosed in this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on HPE, the Board, or the HRC Committee. However, the HRC Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our NEOs.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

We received a stockholder proposal from John Chevedden relating to stockholder approval, by either binding or non-binding vote, of all amendments to the Bylaws of the Company (the "Proposal"). The proponent has requested we include the Proposal and supporting statement in this proxy statement and, if properly presented, the Proposal will be voted on at the annual meeting. We will provide the proponent's address and the number of shares that he beneficially owns upon oral or written request of any stockholder. This Proposal and supporting statement are quoted verbatim in italics below.

The Board opposes adoption of the Proposal and asks stockholders to review the Board's response, which follows the proponent's Proposal.

Stockholder Proposal

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING STOCKHOLDER PROPOSAL

Proposal [4]—Shareholder Approval of Bylaw Amendments

Shareholders request that the Board of Directors adopt a bylaw that no amendment to the bylaws, that is adopted by the board, shall take effect until it has been approved by a vote of the shareholders. If for some reason state law would restrict this shareholder approval provision then this proposal would call for a non-binding shareholder vote as soon as practical on any amendment to the bylaws that is adopted by the board.

It is important that bylaw amendments take into consideration the impact that such amendments might have on limiting the rights of shareholders.

It is especially important to gain this right to make up for our management taking away an important shareholder right—the right to an in-person annual meeting. For decades shareholders had a once-a-year opportunity to ask our $9 million CEO and directors (who earn about $30,000 a week for the time they devote to HPE) questions in person.

This includes the directors who get by far the most negative votes:
Raymond Lane 16% negative
Lip-Bu Tan 11% negative
Patricia Russo 5% negative

Now our directors can be on the golf course during the annual meeting as long as they turn on their phones for a few minutes.

Investor relations can take control of the annual meeting. Investor relations can screen out the difficult questions and can spoon-feed vague answers to our CEO. There is no way a shareholder can ask for clarification of a vague or misleading answer on an important issue such as the $7 billion share buyback program that was announced in 2018. In spite of such an enormous buyback program our stock has fallen from $18 to $13.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

The lack of an in-person annual meeting means that a board meeting can be scheduled months after the virtual meeting—by which time any serious issues raised by shareholders will be long forgotten by our golf course directors. Plus a virtual meeting guarantees that there will be no media coverage for the benefit of the vast majority of shareholders.

HPE shareholders gave 46%-support to a shareholder right to act by written consent for 2 consecutive years. The votes would have been a clear majority if our directors had been neutral on the written consent topic. Meanwhile it still takes 25% of shares to call for a special shareholder meeting. This 25% threshold can easily equate to a 50% threshold given the bureaucratic technicalities that can readily cause shareholders to make minor but critical mistakes in asking for a special shareholder meeting.

Please vote yes:
Shareholder Approval of Bylaw Amendments—Proposal [4]

Board of Directors' Statement in Opposition

The Board has carefully considered the Proposal and, for the reasons outlined below, the Board believes that it is not in the best interests of HPE and its stockholders. Our stockholders already have a separate right to amend the Bylaws, in addition to our Board's ability to act, and the Proposal is, therefore, unnecessary. Our existing governance framework aligns to public company best practices in order to preserve flexibility in responding to unforeseen contingencies and circumstances, and allows our Board to exercise its business judgment as needs require without restricting the rights of stockholders to amend the Bylaws. We maintain a robust stockholder engagement program that encourages our stockholders to express their views to us at any time, and have implemented strong governance practices that promote Board accountability and enhanced stockholder rights. Therefore, the Board recommends that stockholders vote AGAINST the Proposal for the reasons outlined below.

Our corporate governance policies ensure that the Board is held accountable and our stockholders have an unfettered ability to amend our Bylaws.

The Board continually engages with our stockholders to understand and represent their interests and we strive to maintain a best-in-class governance framework with enhanced stockholder protections. In accordance with the Delaware General Corporation Law ("Delaware Law"), our Certificate of Incorporation provides the Board with unilateral authority to adopt, amend, or repeal Bylaws. Importantly, Delaware Law requires that our directors abide by their legally mandated fiduciary duties of loyalty and care when doing so. This Proposal would effectively revoke that delegation by subjecting every Bylaw amendment, including, arguably, the effectiveness of any such Bylaw amendment, to a binding or non-binding stockholder vote. In addition to being unnecessary, this act of contravening our Certificate of Incorporation with the proposed Bylaw provision is in direct conflict with Delaware Law that specifically gives unfettered power to the Board to amend public company bylaws if the certificate of incorporation provides for it.

Furthermore, the Board believes that our current Bylaw amendment process not only comports with predominant best practices, but also offers substantial protections to stockholders, while providing the Board optimal flexibility to act in the face of dynamic and potentially emergent corporate circumstances. At the same time, it is clear that stockholders retain the ability to modify or repeal any Bylaws implemented by the Board, for any reason. Currently, the Board's unilateral ability to amend Bylaws in no way supplants the separate right of the stockholders to adopt, amend, or repeal the Bylaws.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

The Proposal would limit the Board's ability to swiftly react to changing corporate circumstances and cost-effectively comply with ever changing administrative and regulatory requirements.

All public companies must periodically react to unforeseen circumstances and changes to both state and federal law, and a successful public company must also diligently update and evolve its corporate policies and practices to comply with accepted standards and best practices. By prohibiting Bylaw amendments from becoming effective until first holding a stockholder vote—which is the most logical and plain reading of the language of the Proposal—this Proposal would require the Board to wait until the next annual meeting of stockholders or convene a special stockholders' meeting in order to implement any Bylaw changes (regardless of the binding or non-binding nature of the vote). The resource costs involved with these actions may risk certain corporate opportunities and would ultimately fail to serve the best interests of both the Company and our stockholders. The overbroad nature of this Proposal substitutes administrative formality for informed Board judgment, preventing our Board from exercising its fiduciary duty in discerning which matters truly merit Company resources to submit to stockholder vote. The Board takes its fiduciary duties of care and loyalty very seriously and it finds the Proposal's indiscriminate and mandatory stockholder vote requirement for Bylaw amendments to be not only unnecessary, but also detrimental to our corporate governance.

We consistently strive to understand and support the interests of our stockholders through proactive engagement and strong governance practices that promote Board accountability.

We believe that our current corporate governance practices empower stockholders to hold the Board accountable for its decisions, including amending Bylaws, further making this Proposal unnecessary. Notwithstanding the fact that stockholders retain the separate right to adopt, modify, or repeal any Bylaw, the following provisions empower stockholders to both express their views and hold the Board accountable:

•
Annual Election of Board of Directors—All HPE directors are elected annually by the stockholders, and stockholders can remove directors with or without cause.

•
Majority Voting for Election of Board of Directors—HPE has adopted a majority voting standard for the election of directors in uncontested elections with a director resignation policy.

•
Proxy Access for Director Nominations—HPE has adopted a proxy access Bylaw provision that allows an eligible stockholder or a certain group of stockholders to nominate, and include in HPE's proxy materials, a specified number of candidates for election to the Board, subject to compliance with the applicable Bylaw requirements.

•
Majority Voting for Charter and Bylaws Amendments—HPE's charter and Bylaws do not have supermajority voting provisions, with stockholders being able to approve binding charter and Bylaw amendments with a majority vote.

•
No Stockholder Rights Plan—HPE does not have a stockholder rights plan, also known as a "poison pill".

•
Independent Board Leadership—HPE has separated the roles of Chair of the Board and CEO. The Chair is an independent director—as are all of the chairs of all of the committees of the Board and members of the key committees of the Board.

•
Stockholder Engagement—Stockholders can communicate directly with the Board and/or individual directors. In addition, management and members of the Board regularly engage with stockholders to solicit their views on important issues, such as executive compensation and corporate governance.

2020 HPE PROXY STATEMENT

Proposals To Be Voted On (continued)

Summary

The Board believes that the implementation of this Proposal is not in the best interests of stockholders or the Company and is unnecessary, especially given the current ability of stockholders to adopt, amend, and repeal our Bylaws. This proposal would impose additional delay and costs that could ultimately result in lost opportunities and decreased value for the Company and its stockholders. Accordingly, the Board recommends that you vote AGAINST this Proposal.

Vote Required

Approval of this Proposal requires the affirmative vote of a majority of the shares of HPE common stock present in person or represented by proxy and entitled to be voted on the Proposal at the annual meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

2020 HPE PROXY STATEMENT

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

Hewlett Packard Enterprise is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze, and act upon data seamlessly from edge to cloud. We enable customers to accelerate business outcomes by driving new business models, creating new customer and employee experiences, and increasing operational efficiency today and into the future. Our legacy dates back to a partnership founded in 1939 by William R. Hewlett and David Packard, and we strive every day to uphold and enhance that legacy through our dedication to providing innovative technological solutions to our customers.

Our Form 10-K for fiscal 2019 reported HPE's four primary business segments as follows:

Hybrid IT—provides a broad portfolio of services-led and software-enabled infrastructure and solutions including secure, software-defined servers, storage and HPE Pointnext services, thereby combining HPE's hardware, software and services capabilities to make Hybrid IT simple for our customers.

Intelligent Edge—provides a portfolio of secure Edge-to-Cloud solutions operating under the Aruba brand that include wireless LAN, campus and data center switching, software-defined wide-area-networking, security, and associated services to enable secure connectivity for businesses of any size. The primary business drivers for Intelligent Edge solutions are mobility and Internet of Things (IoT).

Financial Services—provides flexible investment solutions, such as leasing, financing, IT consumption, and utility programs and asset management services for customers that facilitate unique technology deployment models and the acquisition of complete IT solutions, including hardware, software, and services from Hewlett Packard Enterprise and others.

Corporate Investments—includes Communication and Media Solutions ("CMS"), Hewlett Packard Labs and certain business incubation projects.

During the third quarter of fiscal 2017, we launched HPE Next. This three-year initiative involves simplifying our operating model and streamlining our offerings and business processes to quicken the pace and efficiency of execution.

In addition, we continue to shift our investments in innovation towards high growth and higher margin solutions.

We made three primary strategic acquisitions in fiscal 2019 to strengthen our portfolio, Cray, BlueData, and MapR. Each is highly complementary to our core business, operates in high-growth markets with strong margins, and will enhance our as-a-Service offerings as we shift our business to a consumption model. We also continued our organic investment strategy with numerous exciting products and service offerings, most notably our HPE GreenLake, HPE Primera, and Aruba Central.

These efforts and initiatives position HPE to successfully deliver on our vision to be the Edge-to-Cloud platform as-a-Service company. Four key pillars of our strategy include:

•
We have the expertise to assess, design, implement, optimize and manage our customers' digital transformation through HPE Pointnext Services.

•
We have the right tools to help customers accelerate their business—be it automation, Artificial Intelligence, security or predictive analytics.

•
We have the as-a-Service consumption model to provide flexibility and optimize IT investments.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

•
We help our customers manage and monetize their existing assets in new ways and free up capital for innovation through Financial Services.

As summarized below, these initiatives and investments led to strong financial performance in fiscal 2019 and we believe the momentum will carry forward into fiscal 2020 and thereafter. Our fiscal 2019 financial and strategic highlights and their impact on executive compensation is summarized below.

	Summary of Fiscal 2019 Business Highlights(1)	Fiscal 2019 Executive Compensation Impact

FINANCIAL HIGHLIGHTS

•

Net revenue decreased by 6% from $30.9 billion in fiscal 2018 to $29.1 billion in fiscal 2019

•

Non-GAAP diluted net earnings per share from continuing operations increased by 20% from $1.48 in fiscal 2018 to $1.77 in 2019. This achievement was also above the previously provided fiscal 2019 outlook of $1.51 to $1.61 per share.

GAAP diluted net earnings per share of $0.77 for fiscal 2019 was in line with the previously provided outlook of $0.73 to $0.83 per share.

•

Increased cash flow from operations by 35% from $3.0 billion in fiscal 2018 to $4.0 billion in fiscal 2019

•

Returned $2.9 billion in capital to stockholders in fiscal 2019, and a total of $7.0 billion over fiscal 2018 and 2019 in the form of share repurchases and dividends

Annual Incentive Program

•

The fiscal 2019 annual incentive program for our Named Executive Officers ("NEOs") was determined using revenue and operating profit plus a management by objectives ("MBO") modifier tied to qualitative and quantitative goals. Above-target profitability was achieved despite missing the revenue target largely due to our pursuit and execution of higher margin revenue. The fiscal 2019 financials resulted in a payout, before application of the MBO modifier, of 108% of target for Corporate NEOs and 129% for our Business Leader NEO. (see details in the "Fiscal 2019 PfR Program Annual Incentive Payout" table).

Long-term Incentive Program

•

The first segment of the fiscal 2018 Performance-adjusted Restricted Stock Units ("PARSUs"), based on net income growth and relative Total Stockholder Return ("TSR"), vested at 154% of the target units based on the two-year performance period measuring fiscal 2018 and fiscal 2019. This above-target achievement is a result of our strong year-over-year net income growth from fiscal 2017 and above-median relative TSR performance measured against the S&P 500 (see details in "Payouts Under the Fiscal 2018-2019 PARSU Award Cycle").

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Summary of Fiscal 2019 Business Highlights(1)	Fiscal 2019 Executive Compensation Impact

STRATEGIC HIGHLIGHTS	Portfolio Optimization

•

Continued execution of HPE Next initiatives designed to simplify our operating model, streamline our offerings and business processes, shift our investments in innovation toward high growth and higher margin solutions and services, and achieve significant net cost savings.

•

Achieved double-digit revenue growth in key areas of strategic investment, including GreenLake, High Performance Compute, HyperConverged Infrastructure, and Composable Cloud.

Targeted Acquisitions

•

Hybrid IT

–

Cray strengthens our position in the fast-growing High Performance Computing ("HPC") segment of the market, bringing complementary technology and end-market opportunities to HPE. This powerful combination enables the most comprehensive end-to-end HPC portfolio across compute, storage, interconnect, software and services, offering customers more choice in meeting their data-intensive demands.

–

BlueData enables accelerated insights from artificial intelligence and big data with their as-a-Service platform, expanding HPE's offerings in rapidly growing markets.

–

MapR enables Hybrid IT to offer a complete portfolio of products to drive artificial intelligence and analytics applications to our customers, helping them manage their data assets end to end, from the edge to the cloud.

Annual Incentive Program

•

Fiscal 2019 MBO goals were focused on a set of leadership metrics along with additional areas such as margin expansion and investments in strategic growth areas.

•

Our fiscal 2020 annual incentive program has been revised to reinforce our business strategy and focus on certain high growth areas of our business.

Long-term Incentive Program

•

Performance-adjusted Restricted Stock Units ("PARSUs") were again granted as the performance-based equity vehicle for fiscal 2019. PARSUs represent 50% of each executive's annual Long-term Incentive ("LTI") grant value. The fiscal 2019 PARSUs vest based on the performance of corporate net income and relative TSR over two- and three-year performance periods.

1
Financial results, including the GAAP to non-GAAP reconciliation, are reflected as reported in HPE's fourth quarter fiscal 2019 earnings press release, which can be found at https://investors.hpe.com. Results in illustrations have been rounded.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

EXECUTIVE COMPENSATION PAY-FOR-PERFORMANCE PHILOSOPHY

Our executive compensation programs, practices, and policies reflect the Company's commitment to reward short- and long-term performance that aligns with, and drives, stockholder value. The tables below summarize the key elements of the compensation programs applicable to our NEOs in fiscal 2019 that support HPE's pay-for-performance philosophy.

Pay-for-Performance

Total direct compensation is performance based and delivered in the form of cash and equity to align the interest of our management with those of our stockholders

Total direct compensation is generally positioned within a competitive range of the market median, with differentiation by executive, as appropriate, based on individual factors such as tenure, criticality of the role, proficiency in the role, sustained performance over time, and importance to our leadership succession plans

Realized total direct compensation fluctuates and is directly linked to annual and long-term performance and stockholder value over time

Incentive awards are heavily dependent upon achievement of critical operating goals and our stock performance and are primarily measured against objective metrics that directly link to the creation of sustainable value for our stockholders

We balance growth objectives, top and bottom line objectives, and short- and long-term objectives to reward for overall performance and avoid overemphasizing a singular focus

Long-term incentives are delivered in part in the form of performance-based equity, which vests upon achievement of both absolute and relative performance metrics that drive stockholder value

The HRC Committee annually validates the pay-for-performance relationship of our incentive plans through an analysis conducted by its independent compensation consultant

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

In addition, HPE maintains a number of policies and practices, listed below, to support its compensation philosophy, align executives' and stockholders' interests, and are consistent with market and corporate governance best practices.

What We Do	What We Don't Do

Design compensation programs that do not encourage excessive risk-taking	Enter into individual executive compensation agreements

Maintain stock ownership guidelines for executive officers, including a rigorous 7x base salary requirement for the CEO	Provide tax gross-ups for executive perquisites

Provide limited executive perquisites	Pay share-dividend equivalents in our long-term incentive program before vesting of the underlying shares occurs

Prohibit hedging or pledging of Company stock by our executive officers and our directors	Provide supplemental defined benefit pension plans (except in the case of international transfers, as required by law)

Maintain a clawback policy that permits the Company to recover annual and long-term incentives	Engage in liberal share recycling

Maintain a severance policy that provides for "double-trigger" change in control equity vesting

Engage an independent compensation consultant for the HRC Committee that does no other work for the Company

OVERSIGHT AND AUTHORITY OVER EXECUTIVE COMPENSATION

Role of the HRC Committee and its Advisors

The HRC Committee oversees and provides strategic direction to management regarding all aspects of HPE's pay program for senior executives. It makes recommendations regarding the compensation of the CEO to the independent members of the Board for approval, and it reviews and approves the compensation of the remaining Section 16 Officers. All HRC Committee members are independent non-employee directors with significant experience in executive compensation matters. The HRC Committee engages its own independent compensation consultant as well as its own independent legal counsel.

The HRC Committee continued to retain both Frederic W. Cook & Co., Inc. ("FW Cook") as its independent compensation consultant and Vedder Price, P.C. ("Vedder Price") as its independent legal counsel in fiscal 2019.

FW Cook provided analyses, market comparator benchmarking, and recommendations that informed the HRC Committee's decisions. All modifications to the compensation programs for our NEOs and other Section 16 Officers were assessed by FW Cook on behalf of the HRC Committee, and were discussed and approved by the HRC Committee. Pursuant to SEC rules, the HRC Committee assessed the independence of its advisors,

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

and concluded each is independent and that no conflict of interest exists that would prevent FW Cook or Vedder Price from independently providing service to the HRC Committee.

Neither FW Cook nor Vedder Price perform other services for the Company, and neither will do so without the prior consent of the HRC Committee Chair. Both Vedder Price and FW Cook regularly attend HRC Committee meetings and engage with the HRC Committee Chair and the HRC Committee members outside the presence of management.

The HRC Committee met seven times in fiscal 2019. The HRC Committee's independent advisors participated in most of those meetings, as well as preparatory meetings and executive sessions.

Role of Management and the CEO in Setting Executive Compensation

Management leads the development of our compensation programs and considers market competitiveness, business results, business strategy, experience, and individual performance in evaluating NEO and other Section 16 Officer compensation. The Executive Vice President and Chief People Officer and other members of our human resources organization, together with members of our finance and legal organizations, work with the CEO to design and develop compensation programs for the HRC Committee's review. Management also recommends changes to existing plans and programs applicable to NEOs and other Section 16 Officers, as well as financial and other performance targets to be achieved under those programs, and prepares analyses of financial data, peer comparisons, and other briefing materials to assist the HRC Committee in making its decisions. During fiscal 2019, management continued to engage Meridian Compensation Partners, LLC ("Meridian") as its compensation consultant. Because Meridian is engaged by management, the HRC Committee has determined that it is not independent. This was taken into consideration when any information or analyses were provided by Meridian, all of which were also reviewed by FW Cook on behalf of the HRC Committee.

For fiscal 2019, Mr. Neri provided input to the HRC Committee regarding performance metrics and the setting of appropriate company-wide and business-specific performance targets. Mr. Neri also recommended target individual MBO goals for the NEOs, and the other senior executives who reported directly to him. Mr. Neri was not involved in deliberations regarding his own compensation. Mr. Neri was subject to the same financial performance goals as the executives who led global functions, and his MBOs and compensation were approved by the independent members of the Board upon the recommendation of the HRC Committee.

DETAILED COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis or "CD&A" describes the material elements of compensation for the fiscal 2019 NEOs, who are listed below:

Name	Title

Antonio F. Neri	President and Chief Executive Officer

Tarek Robbiati	Executive Vice President and Chief Financial Officer

John F. Schultz	Executive Vice President, Chief Legal and Administrative Officer and Secretary

Philip Davis	President, Hybrid IT, and former Chief Sales Officer

Alan May	Executive Vice President and Chief People Officer

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Components and Mix of Compensation

Our primary focus in compensating executives is on long-term and performance-based elements of target total direct compensation. Over 90% of Mr. Neri's fiscal 2019 target total direct compensation as CEO was variable, and on average, 85% was variable for our other NEOs, as illustrated in the charts below.

The table below describes HPE's pay components, along with the role and factors for determining each pay component applicable to our NEOs in fiscal 2019.

Pay Component	Role	Determination Factors

Base Salary	• Provides fixed portion of annual cash income	• Value of role in competitive marketplace • Criticality of the role to the Company • Skills, experience, and performance of individuals compared to the market as well as internal equity

Annual Incentive (i.e., Pay-for-Results)	• Provides variable portion of annual cash income • Focuses executives on annual objectives that support long-term strategy and value creation

•

Target awards based on competitive marketplace, internal equity, and level of experience

•

Actual awards based on performance against annual goals at the corporate, business segment (where applicable), and individual levels

Long-term Incentives: • Performance-adjusted Restricted Stock Units ("PARSUs") • Restricted Stock Units ("RSUs")

•

Reinforces need for long-term sustained financial and stock price performance

•

Aligns interests of executives with stockholders

•

Reflects the time horizon and risk to investors

•

Encourages equity ownership

•

Encourages retention

•

Target awards based on competitive marketplace, level of executive, internal equity, and skills and performance of executive

•

Realized value based on actual performance against corporate goals, and absolute and relative stock price performance

All Other: • Benefits • Perquisites • Severance Protection	• Supports the health and security of our executives, and their ability to save on a tax-deferred basis • Enhances executive productivity	• Competitive marketplace • Level of executive • Standards of good governance • Desire to emphasize performance-based pay

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

PROCESS FOR SETTING AND AWARDING FISCAL 2019 EXECUTIVE COMPENSATION

The Board and the HRC Committee regularly discuss ways to further align our executive compensation program with our business strategy and stockholders. Fiscal 2019 target total direct compensation levels for HPE executives (other than the CEO) were determined by the HRC Committee based on recommendations from our CEO. In making changes for fiscal 2019, the HRC Committee considered the evolution of HPE's business and business needs, as well as appropriate levels of compensation in comparison to HPE's peer companies. The objectives were to encourage strong performance, pay commensurately with performance, and align the interests of HPE's executives with those of HPE's stockholders.

The HRC Committee and the Board considered a broad range of facts and circumstances in setting our overall executive compensation levels. Among the factors considered for our executives generally, and for the NEOs in particular, were market competitiveness, our CEO's recommendations for all NEOs excluding himself, internal equity, and individual performance. The weight given to each factor may differ from year to year, is not formulaic, and may differ among individual NEOs in any given year. For example, when we recruit externally, market competitiveness, experience, and the circumstances unique to a particular candidate may weigh more heavily when determining compensation levels. In contrast, when determining year-over-year compensation for current NEOs, internal equity and individual performance may weigh more heavily in the analysis.

Because such a large percentage of NEO pay is performance based, the HRC Committee spent significant time discussing and determining the appropriate metrics and goals for HPE's annual and long-term incentive programs. For fiscal 2019, management made an initial recommendation of goals, which were assessed by FW Cook, and then were discussed and approved by the HRC Committee. Major factors considered in setting goals for each fiscal year include business results from the most recently completed fiscal year, business-specific strategic plans, macroeconomic factors, competitive performance results and goals, conditions or goals specific to a particular business, and strategic initiatives.

In addition, the HRC Committee considered feedback from our stockholders and the results of our fiscal 2017 Say on Pay vote (which was the most current vote at the time fiscal 2019 compensation was set). Our fiscal 2018 Say on Pay vote reflected 95.6% support from our stockholders, based on the percentage of shares voted. The HRC Committee believes this indicates that our stockholders support the philosophy, strategy, objectives, and administration of our executive compensation programs.

In setting incentive-based compensation for the NEOs, the HRC Committee generally did not consider the effect of past changes in stock price, expected payouts, or earnings under other programs. In addition, incentive compensation decisions were made without regard to length of service or awards in prior years.

Following the close of fiscal 2019, the HRC Committee reviewed actual financial results and MBO performance against preset objective goals under our incentive compensation programs for the year. Actual payouts were determined by reference to performance against the established goals. In addition, the HRC Committee met in executive session without members of management present, to review the MBO results for Mr. Neri, which were then approved by the independent members of the Board.

COMPENSATION PROGRAM ENHANCEMENTS FOR FISCAL 2019

The fiscal 2019 annual and long-term incentive programs remained largely consistent with those from the prior year, but two changes were made to align the annual incentive program to observed market practices among our peers and provide the HRC Committee and CEO more variability when assessing MBO performance.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

•
While the maximum total payout continued to be 200% of target, each individual financial metric could fund up to 200% of target, reduced from 250% of target in prior years.

•
MBOs continued to be a modifier of financial results, and were based on pre-established performance goals that support our business strategy. The potential MBO outcome shifted from either (a) 20% increase or (b) 20% decrease in fiscal 2018, to an outcome that could range anywhere between a 20% increase and 20% decrease in fiscal 2019.

DETERMINATION OF FISCAL 2019 EXECUTIVE COMPENSATION

Fiscal 2019 Base Salary

Our executives receive a small percentage of their target total direct compensation in the form of base salary. This is consistent with our philosophy of linking pay to performance. The HRC Committee positioned executive base salaries to be within a competitive range of the market median for comparable positions at our peer companies, and to generally comprise approximately 10% to 15% of the NEOs' overall target total direct compensation, which is consistent with the practice of our peer group companies. The NEOs are paid an amount of base salary sufficient to attract qualified executive talent and maintain a stable management team.

As part of HPE's annual compensation-management process, Mr. Neri recommended, and the HRC Committee reviewed and approved, the following fiscal 2019 base salary adjustments to align our NEOs with similar executives of HPE's peer companies. The HRC Committee recommended, and the independent members of our Board approved, an increase in Mr. Neri's salary to $1.1 million to reduce the gap in compensation compared to the median of our peer companies. All changes were effective at the beginning of fiscal 2019, unless otherwise noted.

Annual Base Salary
Named Executive Officer	Fiscal 2018 ($)	Fiscal 2019 ($)	Increase %(1)

Antonio F. Neri	1,000,000	1,100,000	10%

Tarek Robbiati	800,000	800,000	0%

John F. Schultz(2)	725,000	775,000	7%

Philip Davis(3)	780,000	750,000	–4%

Alan May	590,000	600,000	2%

1
Increase percentages may be rounded.

2
Mr. Schultz received a base salary increase effective May 1, 2019 as a result of sustained high performance and to recognize his expanded role.

3
At the beginning of fiscal 2019, Mr. Davis was converted to a non-sales based compensation mix which resulted in a decrease to his base salary and an increase to his annual incentive target.

Fiscal 2019 Annual Incentives

Pay-for-Results ("PfR") Program Design

Our NEOs were eligible to earn an annual incentive bonus under the Hewlett Packard Enterprise Company 2015 Stock Incentive Plan, as amended and restated January 25, 2017 (the "HPE 2015 Stock Incentive Plan") for fiscal 2019. The target annual incentive awards for fiscal 2019 were set at 160% of base salary for Mr. Neri, and similar to fiscal 2018, 125% of base salary for the other NEOs.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

The fiscal 2019 annual incentive program, illustrated above, consisted of two core financial metrics of revenue and operating profit. Corporate revenue and operating profit metrics were used for the 2019 annual incentives for all NEOs except for Mr. Davis, whose award was based on business segment (Hybrid IT) revenue and operating profit metrics. Both corporate and business segment revenue and profitability continued to be important annual measures to drive stockholder value through company strategy and business results. The achievement of certain individual performance-based MBO goals resulted in a range between 20% increase and 20% decrease to financial funding to determine the final annual incentive payout for each participating NEO. The MBO goals were established at the beginning of the performance period and were measured objectively at year-end.

The specific metrics, their linkage to corporate or business segment results, as applicable, and the weighting that was placed on each, were chosen because the HRC Committee believed:

•
performance against these metrics enhances value for stockholders, capturing both the top and bottom line;

•
requiring profitability to be above target to achieve above-target financial funding encourages the pursuit of profitable revenue and strong margins;

•
a balanced weighting and various caps limit the likelihood of rewarding executives for taking excessive risk; and

•
using different measures avoids paying for the same performance twice.

These financial performance metrics are defined and explained in greater detail below:

Fiscal 2019 PfR
Financial Performance Metrics	Definition(1)	Rationale for Metric

Corporate Revenue	Net revenue as defined and reported in HPE's Annual Report on Form 10-K for fiscal 2019	Reflects top line financial performance, which is a strong indicator of our long-term ability to drive stockholder value

Business Segment Revenue	Business-segment net revenue, including intersegment net revenue, as reported in HPE's Annual Report on Form 10-K for fiscal 2019

Corporate Operating Profit	Non-GAAP operating profit, as defined and reported in HPE's fourth quarter fiscal 2019 earnings press release(2)	Reflects operational financial performance which is directly tied to stockholder value on a short-term basis

Business Segment Operating Profit	Non-GAAP business operating profit, as defined and reported in HPE's fourth quarter fiscal 2019 earnings press release(2)

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

1
For purposes of establishing financial performance targets and results under incentive plans, HPE's financial results, whether reported in accordance with generally accepted accounting principles ("GAAP") or non-GAAP, may be further adjusted as permitted by the relevant plans and approved by the HRC Committee. The HRC Committee reviewed GAAP to non-GAAP adjustments and any other adjustments to ensure performance took into account the way the goals were set and executive accountability for performance. These metrics and the related performance targets are relevant only to HPE's executive compensation program and should not be used or applied in other contexts.

2
Fiscal 2019 non-GAAP net earnings exclude after-tax costs related to the amortization of intangible assets, transformation costs, disaster recoveries, acquisition, disposition and other related charges, non-service net periodic benefit credit, tax indemnification adjustments, loss from equity interests, and adjustments for taxes. HPE's management used non-GAAP net earnings to evaluate and forecast HPE's performance before gains, losses, or other charges that were considered by HPE's management to be outside of HPE's core business segment operating results. We believe that presenting non-GAAP net earnings provides investors with greater visibility to the information used by HPE's management in its financial and operational decision making. We further believe that providing this additional non-GAAP information helps management to evaluate and measure performance. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for GAAP net earnings.

Consistent with prior years, and in consideration of HPE's continued business transformation and the considerable impact of foreign exchange rates, the HRC Committee approved plan mechanics in the beginning of the performance period to non-discretionarily revise any internal financial goals for business transformation transactions that have a material impact to HPE's revenue, and to limit foreign exchange impact on actual performance results to no more than +/– 5%. The HRC Committee continues to have negative discretion to the extent it decides against revising the performance goals, and can review and approve adjustments below the initially set guidelines in special cases.

Fiscal 2019 Financial Results

Shortly after the completion of the fiscal year, the HRC Committee reviewed and determined performance against the corporate financial metrics as follows:

Fiscal 2019 PfR Program — Corporate Performance Against Financial Metrics
Metric	Weight	Target(1) ($ in billions)	Result(2) ($ in billions)	Percentage of Target Annual Incentive Funded

Revenue	50%	30.2	29.1	30.7%

Operating Profit	50%	2.8	2.9	77.3%

Total	100.0%	—	—	107.9%

1
Corporate targets are only disclosed after the end of the performance period, and were set at challenging levels. As discussed at the Securities Analyst Meeting in October 2018 (which can be referenced at https://investors.hpe.com), the revenue guidance was set below the prior-year actual result to reflect expected currency headwinds and our planned exits in tier-one businesses, which is expected to drive higher profit margin. The Company does not disclose the targets pertaining to its business segments because this information is not otherwise publicly disclosed by the Company, and the Company believes it would cause competitive harm to do so in this proxy statement. Consistent with financial targets that are communicated to stockholders, business-segment targets were set at levels necessary to drive stockholder value such that they would be challenging for each business segment to achieve its applicable targets.

2
The HRC Committee reviewed and approved certain adjustments to corporate and business segment operating profit results in order to better reflect the underlying operating performance of the Company in fiscal 2019. These adjustments include impacts associated with the accelerated close of the Cray and MapR acquisitions that were originally expected to close in fiscal 2020, costs associated with a litigation settlement related to the CMS business, one-time retention bonuses to nonexecutives in our Intelligent Edge business group, and other operational investments in our business that were not included in the fiscal 2019 budget. The HRC Committee believes that adjusting for these non-recurring and non-comparable items incent our NEOs to make appropriate company performance decisions for both short- and long-term stockholder value creation, and are consistent with our pay for performance philosophy.

Discussion of Fiscal 2019 MBOs

With respect to performance against the MBOs, the independent members of the Board evaluated Mr. Neri's performance during an executive session held shortly following the end of the fiscal year. The evaluation included an analysis of Mr. Neri's performance against all of his individual MBOs, which included a set of leadership metrics focused on employee engagement, retention of top talent, and key diversity areas, Company free cash flow, and HPE Next cost savings targets.

After conducting a thorough review of Mr. Neri's performance and considering the HRC Committee's recommendation, the independent members of the HPE Board determined that Mr. Neri's MBO performance was above target. Mr. Neri's accomplishments included:

•
Significantly improved HPE's culture and employee engagement, as reflected in an increase of almost 20 percentage points in our Employee Engagement Index over fiscal 2018 and fiscal 2019.

•
Exceeded expectations for HPE's earnings per share and free cash flow, and met the Company's commitments to return capital to stockholders through share repurchases and dividends.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

•
Exceeded company margin expansion and cost savings objectives resulting from the continuation of HPE Next initiatives.

As the CEO, Mr. Neri evaluated the performance of other Section 16 Officers and presented his recommendations based on those evaluations to the HRC Committee shortly following the end of the fiscal year. The evaluations included an analysis of each officer's performance against their individual MBOs, which included a set of leadership metrics focused on employee engagement, retention of top talent, and key diversity areas for each group, and other differentiated performance metrics. After discussion, the HRC Committee determined the degree of attainment of the MBOs. The results of these evaluations and select MBOs for the other NEOs are summarized below:

Mr. Robbiati.    The HRC Committee determined that Mr. Robbiati's MBO performance was above target. Mr. Robbiati exceeded expectations on HPE's earnings per share and free cash flow, and met the Company's commitments to return capital to stockholders through share repurchases and dividends. Mr. Robbiati was also critical in formulating HPE's business strategy to drive our as-a-Service transition.

Mr. Schultz.    The HRC Committee determined that Mr. Schultz's MBO performance was above target. He continues to be a leader among corporate general counsels and is excelling in his expanded role as Chief Administration Officer with such achievements as delivering new, state-of-the-art workplaces at HPE's headquarters in San Jose and a number of other locations globally, and driving significant process and cost efficiencies in procurement.

Mr. Davis.    The HRC Committee determined that Mr. Davis's MBO performance was below target. Mr. Davis made significant progress with most of his MBO goals, however a portion of his internal operational goals were not achieved.

Mr. May.    The HRC Committee determined that Mr. May's MBO performance was above target. He drove significant year-over-year improvements in employee engagement, launched new, progressive, and expansive family benefits, and led year-over-year improvements in several areas of diversity.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Based on the findings of these performance assessments, the HRC Committee (and, in the case of Mr. Neri, the independent members of the Board) determined the overall level of achievement and resulting MBO modifier in the table below. HPE does not disclose detailed MBO goals for each NEO out of concern for competitive harm.

Fiscal 2019 PfR Program Performance Against Non-Financial Metrics (MBOs)
Named Executive Officer	MBO Modifier (%)

Antonio F. Neri	110

Tarek Robbiati	110

John F. Schultz	115

Philip Davis	90

Alan May	110

Based on the fiscal 2019 financial performance and MBO achievement described above, the annual incentive payouts for the NEOs under the PfR program were as follows:

Fiscal 2019 PfR Program Annual Incentive Payout
		Annual	% of Target Annual Incentive Funded
Named Executive Officer	Annual Salary ($)	Incentive Target (% of Salary)	Financial Metrics (% of Target)	MBO Modifier (% of Target)	Actual Payout (% of Target)	Actual Payout ($)

Antonio F. Neri	1,100,000	160	107.9	110	118.7	2,089,343

Tarek Robbiati	800,000	125	107.9	110	118.7	1,187,127

John F. Schultz (1)	750,000	125	107.9	115	124.1	1,163,519

Philip Davis	750,000	125	128.8	90	116.1	1,086,900

Alan May	600,000	125	107.9	110	118.7	890,345

1
Mr. Schultz's total target annual incentive amount was based on a proration of his salary before and after the salary increase effective May 1, 2019.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Long-term Incentives

Fiscal 2019 Award Mix

The HRC Committee maintained a fiscal 2019 LTI design for our NEOs that consisted of a value-based mix of two equity vehicles illustrated in the following chart:

•
PARSUs support the objectives of linking realized value to the achievement of critical financial and operational objectives, and stockholder alignment. The earned award is based on two- and three-year results against pre-determined corporate performance goals, as well as relative long-term stockholder returns.

•
RSUs support retention and are linked to stockholder value and ownership, which are also important goals of HPE's executive compensation program. Annual RSUs vest ratably over three years from the date of grant.

Fiscal 2019 Annual LTI Grant Values

The HRC Committee, and in the case of Mr. Neri, the independent members of the Board, approved the value of fiscal 2019 annual LTI awards for the NEOs based on factors such as competitive market data, internal equity, individual performance, and the executives' potential future contributions.

Fiscal 2019 Annual LTI Target Award Values ($)
Named Executive Officer	PARSUs (50%)	RSUs (50%)	Total LTI Value (100%)

Antonio F. Neri	5,075,000	5,075,000	10,150,000

Tarek Robbiati	1,750,000	1,750,000	3,500,000

John F. Schultz	1,625,000	1,625,000	3,250,000

Phillip Davis	1,750,000	1,750,000	3,500,000

Alan May	1,250,000	1,250,000	2,500,000

These values represent the target dollar value of awards granted. The actual grant date fair value used for accounting purposes may vary. For more information on NEO grants of PARSUs and RSUs during fiscal 2019, see the "Grants of Plan-Based Awards in Fiscal 2019" table.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Fiscal 2019 PARSUs

The PARSUs were structured to have two- and three-year performance periods that began at the start of fiscal 2019 and continue through the end of fiscal 2020 and 2021, respectively. Under this program, fifty percent of the PARSUs are eligible for vesting based on performance over two years with continued service, and fifty percent are eligible for vesting based on performance over three years with continued service. The two- and three-year performance measures are each based on HPE's non-GAAP net income results and a modifier dependent upon relative TSR performance against the S&P 500 constituents.

The PARSUs granted to our NEOs measure net income to drive accountability for all aspects of revenue, costs, expenses, depreciation on past capital expenditures, and taxes, which we believe are all key drivers of stockholder value. Internal net income goals were set after consideration of historical performance, internal budgets, and external expectations.

Additional details regarding the fiscal 2019 PARSU design are illustrated and further described below.

Fiscal 2019 PARSUs
Segment	Vesting(1)	Non-GAAP Net Income Growth vs. Internal Goals(2)(3)		Relative TSR vs. S&P 500 +/- 20% Modifier		Overall Payout(4)

Segment One	50% after 2-year Performance Period	Max > Target Target Threshold < Threshold	200% 150% 100% 50% 0%	≥ 90th percentile 70th percentile 50th percentile ≤ 25th percentile	1.2x 1.1x 1.0x 0.8x	0 - 200% of Target

Segment Two	50% after 3-year Performance Period	Max > Target Target Threshold < Threshold	200% 150% 100% 50% 0%	≥ 90th percentile 70th percentile 50th percentile ≤ 25th percentile	1.2x 1.1x 1.0x 0.8x	0 - 200% of Target

1
Performance measurement and vesting occur fifty percent each at the end of the two- and three-year periods, subject to continued service.

2
Net income goals are determined based on the most recent preceding fiscal-year results adjusted by the pre-determined year-over-year net income growth rates approved by the HRC Committee at the beginning of the performance period.

3
Targets to be disclosed only following the end of the performance periods out of concern for competitive harm.

4
Interpolated for performance between threshold/target and target/maximum achievement levels for net income and relative TSR.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Payouts Under the Fiscal 2018-2019 PARSU Award Cycle

The number of Segment One Fiscal 2018 PARSUs earned was based on our performance against two-year net income growth rates approved by the HRC Committee at the beginning of the performance period and a modifier dependent upon relative TSR performance against the S&P 500 constituents. The actual performance achievement as a percent of target for the completed 2-year performance period as of October 31, 2019 is summarized in the table below:

		Non-GAAP Net Income Growth (% of target earned)				Relative TSR vs. S&P 500(1) (modifier of achievement %)
								Total Payout (% of Target Vesting)
	Performance Period	YoY Target	YoY Result		2-year Average Achievement %
Segment				Achievement %		Percentile	Modifier %

Segment One(2)	FY18	116%	145%	200.0%	146.3%	61st Percentile	105.3%	154.1%

	FY19	106%	105%	92.6%

1
Relative TSR as reported by Bloomberg and calculated using the average closing price of HPE and the S&P 500 companies' common stock for the beginning and end of the performance period, assuming reinvestment of dividends.

2
The first fiscal 2018 PARSU performance period began on November 1, 2017 and completed on October 31, 2019.

Other Fiscal 2019 Long-term Awards

In April 2019, Mr. Schultz received a retention and performance-recognition RSU grant in the target dollar value of $2,000,000 to recognize his expanded and critical role in driving the long-term success of our Company. This award vests 100% on the third anniversary of the grant date, subject to continued service.

Benefits

Our NEOs receive health and welfare benefits (including retiree medical benefits if eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to our U.S. employees generally. We do not provide our executives, including the NEOs, with special or supplemental U.S. defined benefit pension or health benefits.

The NEOs, along with other executives who earn base salary or annual incentives in excess of certain limits under the Code, were eligible in fiscal 2019 to participate in the HPE Executive Deferred Compensation Plan (the "EDCP"). This plan was maintained to permit executives to defer a portion of their compensation and related taxation on such amounts. This is a standard benefit plan also offered by the majority of our peers, and is more fully described in the "Narrative to the Fiscal 2019 Nonqualified Deferred Compensation Table" section. Amounts deferred or matched under the EDCP are credited with notional investment earnings based on investment options selected by the participant from among mutual and proprietary funds available to employees under the HPE 401(k) Plan. No amounts in the EDCP earn above-market returns.

Perquisites

Consistent with the practices of our peer group companies, we provide limited perquisites to our senior executives, including the NEOs, as discussed below.

We provide our NEOs with financial counseling services to assist them in obtaining professional financial advice, which is a common benefit among our peers. This helps increase the understanding and effectiveness of our executive compensation program, and also increases productivity by limiting distractions from Company responsibilities to attend to personal financial matters. The value of these services is taxable to our executives.

Our CEO may use Company aircraft for personal purposes in the CEO's own discretion and, at times, is advised to use Company aircraft for personal travel for security reasons. The other NEOs may use Company

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

aircraft for personal purposes under certain limited circumstances, if available and approved in advance by the CEO. The NEOs, including the CEO, are taxed on the value of this personal usage according to applicable tax rules. There is no tax gross-up paid on the income attributable to this value.

For details on perquisites received during fiscal 2019, see the "Summary Compensation Table" below.

OTHER COMPENSATION-RELATED MATTERS

Use of Comparative Compensation Data and Compensation Philosophy

The HRC Committee reviewed Section 16 Officer compensation and compared it to that of executives in similar positions with HPE's peers for purposes of benchmarking target pay levels. The HRC Committee's annual review of our peer group resulted in appropriate additions and deletions to bring HPE into closer alignment with the median of our peers on both revenue and market capitalization. Flex Ltd., Jabil, Juniper Networks, and NetApp were added to our peer group for fiscal 2019, while Boeing, Oracle, and Texas Instruments were removed.

The HRC Committee reviewed and approved the following 18-company peer group, which informed decision making for fiscal 2019 target pay levels:

Fiscal 2019 Peer Companies

• Accenture • ADP • Cisco Systems, Inc. • Cognizant • DXC Technology • Flex Ltd. • Honeywell • HP Inc. • IBM	• Intel Corporation • Jabil • Juniper Networks • Micron Technology • NetApp • Qualcomm • Seagate Technology • Western Digital • Xerox

For fiscal 2019, FW Cook used the following screening criteria to develop a pool of potential peers:

•
Industry — companies operating in similar or comparable industry space

•
Size — companies that would position HPE in a range around the peer median on most size characteristics

HPE is positioned in a reasonable range around peer median on several size characteristics (e.g., revenue, operating income, and total assets). At the time the fiscal 2019 peer group was approved, the Company was between the median and 75th percentile for revenue and between the 25th percentile and median for market capitalization.

In reviewing comparative pay data from these companies against pay for our Section 16 Officers (including our NEOs), the HRC Committee evaluated data, using regression analysis where necessary to adjust for size differences between HPE and the peer group companies. Exclusions were made for particular data points of certain companies if they were anomalous and not representative of market practices. The HRC Committee continued to set target total direct compensation levels for fiscal 2019 that were generally within a competitive range of the market median, although in some cases it was higher for attraction and retention purposes.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

The HRC Committee will continue to review HPE's peer group annually to assess the appropriateness for competitive benchmarking of executive pay and compensation design.

Executive Stock Ownership Guidelines

HPE has stock ownership guidelines designed to align executives' interests more closely with those of our stockholders, and to mitigate the potential for taking excessive risk that could affect the value of HPE stock. The CEO is expected to attain and hold an investment position in our stock equal to seven times base salary, and all other NEOs are expected to attain and hold an investment position equal to five times base salary within five years of assuming the designated position. Shares counted toward the guidelines include those held by the executive directly or through a broker, shares held in the HPE 401(k) Plan, shares held as unvested restricted stock, shares underlying time-vested RSUs, and shares underlying vested but unexercised stock options (fifty percent of the "in-the-money" value of such options is used for this calculation). All NEOs held the expected investment position in HPE's stock as of the end of fiscal 2019.

Anti-hedging/Pledging Policy

We have a policy prohibiting HPE's executive officers and directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in HPE stock, including, among other things, short sales and transactions involving publicly-traded options. In addition, with limited exceptions, HPE's executive officers are prohibited from holding HPE stock in margin accounts and from pledging HPE stock as collateral for loans. Our Insider Trading Policy, which is applicable to all levels of HPE employees and to our directors, also prohibits all hedging transactions in HPE equity securities, regardless of whether or not such securities were granted as HPE compensation. These policies further align executives' interests with those of our stockholders.

Policy on Recovery in Event of Financial Restatement

HPE maintains a "clawback" policy that permits the Company to recover certain annual incentives (and long-term cash incentives, if any) from senior executives in the event that fraud or personal misconduct results in a significant restatement of financial results. The policy permits the recovery of incentives paid from those senior executives whose fraud or misconduct resulted in the restatement to the extent the amounts paid would have been lower absent the fraud or misconduct, as determined by the Board. In addition, HPE's equity grant agreements and employee agreements regarding confidential information and proprietary developments provide that incentive and equity awards are subject to clawback, cancellation, or other appropriate treatment if the recipient engages in misconduct that is prohibited by applicable law or HPE policy, or if clawback is otherwise required by applicable law or HPE policy.

Fiscal 2020 Compensation Program

The HRC Committee approved a fiscal 2020 compensation structure that continues to align our executives with stockholder interests and drive our business strategy.

•
The fiscal 2020 annual incentive PfR program was revised to reflect our business strategy and focus on certain areas of our business. First, to further reinforce the importance of the Edge business, a new Edge-specific revenue weighting will be added to the program metrics for Corporate Section 16 Officers. Next, to reinforce our as-a-Service transition, Consumption Services Annualized Revenue Run-rate ("CS ARR") will be measured at the HPE level for all Section 16 Officers. This growing element of our strategic plan will be weighted 10% of the annual incentive program, while other revenue components and operating profit will be weighted 40% and 50% respectively.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

•
No changes were made to the long-term incentive program for fiscal 2020 as it continues to be highly performance based, aligns our NEOs with stockholder interests, and strongly protects against undesirable attrition.

In fiscal 2020, the HRC Committee will continue its ongoing evaluation of the overall compensation system to ensure that it best supports the Company's talent needs, rewards management for the successful execution of operating goals and the long-term vision associated with the recently completed portfolio restructuring, and aligns pay with stockholder interests and strong governance standards.

Accounting and Tax Effects

The HRC Committee's principal consideration in authorizing compensation for our executives is whether we believe such compensation facilitates the achievement of our pay for performance philosophy. Accordingly, we believe it is important to retain the flexibility to compensate executives in a manner designed to meet our compensation objectives, even if such compensation is potentially not deductible for tax purposes.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

HRC COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The undersigned members of the HR and Compensation Committee of the Board of Directors of Hewlett Packard Enterprise Company have reviewed and discussed with management this Compensation Discussion and Analysis. Based on this review and discussion, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K of Hewlett Packard Enterprise Company filed for the fiscal year ended October 31, 2019.

HRC Committee of the Board of Directors

Pamela L. Carter, chair
Patricia F. Russo
Mary Agnes Wilderotter

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our CEO, CFO, and our three other most highly compensated executive officers who remained employed at the end of fiscal 2019.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)

Antonio F. Neri	2019	1,100,000	—	10,254,482	—	2,089,343	49,115	221,557	13,714,497
President and Chief	2018	950,000	—	9,202,540	—	2,417,250	1,717	51,498	12,623,005
Executive Officer	2017	753,152	—	2,250,686	2,898,454	—	—	51,407	5,953,699

Tarek Robbiati(6)	2019	800,000	500,000	3,536,038	—	1,187,127	—	241,250	6,264,414
Executive Vice President,	2018	100,000	500,000	3,500,008	—	146,500	—	77,212	4,323,720
Chief Financial Officer

John F. Schultz	2019	750,000	—	5,283,473	—	1,163,519	—	82,909	7,279,901
Executive Vice President,	2018	725,000	—	4,090,015	—	1,593,188	—	50,557	6,458,760
Chief Legal and Administrative	2017	725,026	—	1,375,415	1,849,721	—	—	99,286	4,049,448
Officer and Secretary

Philip Davis(7)	2019	750,000	1,000,000	3,536,038	—	1,086,900	—	76,385	6,449,323
President, Hybrid IT	2018	875,075	1,202,151	2,999,993	—	619,834	—	344,854	6,041,907

Alan May	2019	600,000	—	2,525,746	—	890,345	—	43,992	4,060,083
Executive Vice President,	2018	590,000	—	3,067,504	—	1,296,525	—	506,363	5,460,392
Chief People Officer

1
Amounts shown represent base salary earned during the fiscal year, as described in the "Fiscal 2019 Base Salary" section.

2
The grant date fair value of all stock awards has been calculated in accordance with applicable accounting standards. For information on the assumptions used to calculate the fair value of the awards, refer to Note 7, "Stock Based Compensation" to our "Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, as filed with the SEC on December 13, 2019. In the case of RSUs, the value is determined by multiplying the number of units granted by the closing price of HPE's stock on the grant date. For PARSUs awarded in fiscal 2019, amounts shown reflect the grant date fair value of the PARSUs for the two- and three-year performance periods beginning with fiscal 2019, based on the probable outcome of performance conditions related to these PARSUs on the grant date. The 2019 PARSUs include both market-related (relative TSR) and internal (non-GAAP net income) performance goals as described under "Determination of Fiscal 2019 Executive Compensation—Long-term Incentives." Consistent with the applicable accounting standards, the grant date fair value of the relative TSR component has been determined using a Monte Carlo simulation model. The table below sets forth the grant date fair value for the PARSUs granted in fiscal 2019:

Name	Probable Outcome of Performance Conditions Grant Date Fair Value ($)*	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)*

Antonio F. Neri	5,179,489	10,358,977

Tarek Robbiati	1,786,036	3,572,071

John F. Schultz	1,658,466	3,316,932

Philip Davis	1,786,036	3,572,071

Alan May	1,275,742	2,551,484

*
Amounts shown represent the grant date fair value of the PARSUs subject to the internal non-GAAP net income performance goals and relative TSR modifier (i) based on the probable or target outcome as of the date the goals were set and (ii) based on achieving the maximum level of performance (i.e., 200% of target) for the two- and three-year performance periods beginning in fiscal 2019. The grant date fair value of the PARSUs awarded on December 10, 2018 was $14.87 per unit, which was determined using a Monte Carlo simulation model.

3
With the exception of Mr. Davis's 2018 amount, which represents earnings under his sales incentive plan for that year, all amounts shown represent payouts under the PfR program. Such amounts were earned during the applicable fiscal year but paid after the end of that fiscal year.

4
Amounts shown represent the increase in actuarial present value of NEO pension benefits during the applicable fiscal year, as described in more detail under "Narrative to the Fiscal 2019 Pension Benefits Table" below. The amounts reported do not reflect additional accruals, but reflect the passage of one additional year from the prior present value calculation and changes in other actuarial assumptions. The assumptions used in calculating the changes in pension benefits are described in footnote 3 linked to the "Fiscal 2019 Pension Benefits Table" below.

5
The amounts shown are detailed in the "Fiscal 2019 All Other Compensation Table" below.

6
In September 2018, Mr. Robbiati's in-hire cash award in the amount of $1,000,000 was structured with two equal payment installments subject to continued employment. The first installment equal to $500,000 was paid following Mr. Robbiati's start date of September 17, 2018. The second installment was paid September 30, 2019.

7
In October 2017, Mr. Davis received a performance-based strategic cash retention award in the amount of $2,000,000 as a result of the promotion to his former non-Section 16 Officer role as Chief Sales Officer. This award was paid in two installments ending November 1, 2019. The second installment in the amount of $1,000,000 was paid November 1, 2019 and was recorded during fiscal year 2019.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Fiscal 2019 All Other Compensation Table

The following table provides additional information regarding amounts that appear in the All Other Compensation column in the Summary Compensation Table above:

Name	401(k) Company Match(1) ($)	NQDC Company Match(2) ($)	Mobility Program(3) ($)	Personal Aircraft Usage(4) ($)	Tax Benefit(5) ($)	Miscellaneous(6) ($)	Total AOC ($)

Antonio F. Neri	8,400	—	6,528	203,204		3,425	221,557

Tarek Robbiati(7)	14,667	—	161,472	894	61,567	2,650	241,250

John F. Schultz	11,180	—	—	2,717		69,012	82,909

Philip Davis(7)	570	—	43,833	2,878	19,078	10,026	76,385

Alan May	12,496	1,833	1,273	—	390	28,000	43,992

1
Represents matching contributions made under the HPE 401(k) Plan based on each NEO's fiscal 2019 contributions.

2
Represents matching contributions credited during fiscal 2019 under the HPE Executive Deferred Compensation Plan with respect to contributions made in fiscal 2019.

3
Represents benefits provided under our standard company relocation program.

4
For purposes of reporting the value of such personal usage in this table, we use data provided by an outside firm to calculate the hourly cost of operating each type of aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, catering, and supplies. For trips by NEOs that involve mixed personal and business usage, we include the incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage). Personal usage is imputed as income to the executives under the applicable tax rules and no tax gross-ups are provided for this imputed income.

5
Represents tax benefits provided under the standard company relocation program. This benefit facilitates the assignment of employees to positions in other locations by minimizing any financial detriment or gain to the employee.

6
Includes amounts paid either directly to the executives or on their behalf for the following items. Employer charitable donation match in the amount of $500 for Mr. Robbiati, $50,000 for Mr. Schultz, and $10,000 for Mr. May. Financial counseling in the amount of $18,000 for Mr. Schultz, $9,704 for Mr. Davis, and $18,000 for Mr. May. Also includes $3,425 for Mr. Neri, $2,150 for Mr. Robbiati, $1,012 for Mr. Schultz, and $322 for Mr. Davis of imputed income with respect to attendance at HPE events by personal guests.

7
Mobility expenses and associated tax benefits for Mr. Robbiati were a result of an expected relocation event as part of his hire process and occurred in fiscal 2019. Fiscal 2019 mobility expenses and associated tax benefits for Mr. Davis were a result of an expected relocation event as part of his promotion to President of Hybrid IT.

Narrative to the Summary Compensation Table

The amounts reported in the Summary Compensation Table, including base salary, annual incentive and LTI award amounts, and benefits and perquisites are described more fully under the "Detailed Compensation Discussion and Analysis" section.

The amounts reported in the Non-Equity Incentive Plan Compensation column include amounts earned in fiscal 2019 by each of the NEOs under the PfR program. The narrative description of the remaining information in the Summary Compensation Table is provided in the narrative to the other compensation tables.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2019

The following table provides information on awards granted under the PfR program for fiscal 2019, and awards of RSUs and PARSUs granted as part of the fiscal 2019 long-term incentive compensation, all of which are provided under the HPE 2015 Stock Incentive Plan.

										All Other Option Awards: Exercise or Base Price of Option Awards ($)
								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant-Date Fair Value of Stock and Option Awards(4) ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Antonio F. Neri
PfR		352,000	1,760,000	3,520,000
Annual RSU	12/10/2018							348,318			5,074,993
Annual PARSU	12/10/2018				139,327	348,318	696,636				5,179,489

Tarek Robbiati
PfR		200,000	1,000,000	2,000,000
Annual RSU	12/10/2018							120,110			1,750,003
Annual PARSU	12/10/2018				48,044	120,110	240,220				1,786,036

John F. Schultz
PfR		187,500	937,500	1,875,000
Annual RSU	12/10/2018							111,531			1,625,007
Annual PARSU	12/10/2018				44,612	111,531	223,062				1,658,466
Retention RSU	4/3/2019							126,183			2,000,001

Philip Davis
PfR		187,500	937,500	1,875,000
Annual RSU	12/10/2018							120,110			1,750,003
Annual PARSU	12/10/2018				48,044	120,110	240,220				1,786,036

Alan May
PfR		150,000	750,000	1,500,000
Annual RSU	12/10/2018							85,793			1,250,004
Annual PARSU	12/10/2018				34,317	85,793	171,586				1,275,742

1
Amounts represent the range of possible cash payouts for fiscal 2019 awards under the PfR Program.

2
Fiscal 2019 PARSU amounts represent the range of shares that may vest at the end of the two- and three-year performance periods applicable to the award, assuming achievement of threshold, target, and maximum performance. Under this program, fifty percent of the PARSUs are eligible for vesting based on performance over two years with continued service, and fifty percent are eligible for vesting based on performance over three years with continued service. The two- and three-year performance measures are each based on HPE's non-GAAP net income results and a modifier dependent upon relative TSR performance against the S&P 500 constituents. To the extent that our non-GAAP net income performance is below threshold for the performance period, no shares will vest for the applicable tranche. For additional details, see the discussion of PARSU awards under "Determination of Fiscal 2019 Executive Compensation—Long-term Incentives—Fiscal 2019 PARSUs."

3
With the exception of Mr. Schultz's retention grant, RSUs vest as to one third of the units on each of the first three anniversaries of the grant date, subject to continued service. In April 2019, Mr. Schultz received a retention and performance-recognition RSU equity grant to recognize his critical role in driving the long-term success of our Company as Executive Vice President and Chief Legal and Administrative Officer and Secretary. The award vests 100% on the third anniversary of the grant date.

4
See footnote 2 to the "Summary Compensation Table" for a description of the method used to determine the grant date fair value of stock awards. This value may differ from the value represented in the "Summary Compensation Table" due to rounding.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END

The following table provides information on stock and option awards held by the NEOs as of October 31, 2019.

							Stock Awards(1)
		Option Awards(1)								Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(7) (#)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Option Unexercisable(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(3) (#)	Option Exercise Price ($)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5) (#)	Market Value of Shares or Units of Stock That Have Not Vested(6) ($)

Antonio F. Neri	12/6/2012	162,142	—	—	4.58	12/6/2020	—	—	—	—
	12/11/2013	88,136	—	—	8.92	12/11/2021	—	—	—	—
	12/10/2014	324,092	—	—	12.36	12/10/2022	—	—	—	—
	12/9/2015	434,884	—	—	8.83	12/9/2023	—	—	—	—
	12/7/2016	365,945	—	182,973	14.67	12/7/2024	54,670	897,137	—	—
	12/7/2017	—	—	—	—	—	222,445	3,650,317	166,834	2,737,740
	12/10/2018	—	—	—	—	—	358,978	5,890,831	358,978	5,890,831

Tarek Robbiati	9/19/2018	—	—	—	—	—	173,419	2,845,805	—	—
	12/10/2018	—	—	—	—	—	123,786	2,031,327	123,786	2,031,327

John F. Schultz	12/7/2016	—	—	111,816	14.67	12/7/2024	33,409	548,250	—	—
	12/7/2017	—	—	—	—	—	98,865	1,622,369	74,149	1,216,781
	12/10/2018	—	—	—	—	—	114,944	1,886,237	114,944	1,886,237
	4/3/2019	—	—	—	—	—	128,094	2,102,031	—	—

Philip Davis	12/9/2015	5,668	—	—	8.83	12/9/2023	—	—	—	—
	12/7/2016	10,740	10,741	—	14.67	12/7/2024	11,482	188,415	—	—
	1/24/2017	—	—	—	—	—	26,130	428,796	—	—
	9/20/2017	—	—	—	—	—	25,786	423,141	—	—
	12/7/2017	—	—	—	—	—	148,295	2,433,528	—	—
	12/10/2018	—	—	—	—	—	123,786	2,031,327	123,786	2,031,327

Alan May	6/22/2015	572,931	—	—	10.48	6/23/2023	—	—	—	—
	11/2/2015	454,097	—	—	8.62	11/2/2023	—	—	—	—
	12/9/2015	231,936	—	—	8.83	12/9/2023	—	—	—	—
	12/7/2016	203,302	—	101,651	14.67	12/7/2024	30,373	498,413	—	—
	12/7/2017	—	—	—	—	—	74,148	1,216,772	55,612	912,586
	12/10/2018	—	—	—	—	—	88,419	1,450,950	88,419	1,450,950

1
For awards granted prior to November 1, 2015, the number of shares and option exercise prices (representing the fair market value of HP Inc. stock on the grant date) were previously converted in connection with HPE's separation from HP Inc. In fiscal 2017, the number of shares and option exercise prices were also converted as a result of both the ES/CSC and SW/Micro Focus spin-merge transactions. In each case, ratios were used that preserved the intrinsic value of the award as of the conversion date.

2
Option awards in this column vest with continued service on each of the first, second, and third anniversaries of the date of grant.

3
Option awards in this column vest upon satisfaction of certain stock price performance conditions and subject to continued service as to one third of the shares on each of the first, second, and third anniversaries of the date of grant, or upon later satisfaction of certain stock price performance conditions. As of October 31, 2019, the fiscal 2017 PCSOs granted on December 7, 2016, achieved two of three stock price performance goals, $16.87 and $18.33 respectively. The remaining stock price performance goal of $19.80 must be met by December 7, 2021 to avoid forfeiture.

4
Reflects the date in which the options may no longer be exercised as a result of expiration. All options have an eight-year term.

5
Stock awards in this column include RSUs and rounded underlying dividend equivalent units accrued through October 31, 2019. With the exception of certain grants to Mr. Schultz and Mr. Robbiati, the RSUs vest as to one third of the units on each of the first three anniversaries of the grant date, subject to continued service. Mr. Schultz's retention award granted in April 2019 vests as to 100% of the units on the third anniversary of the grant date. Mr. Robbiati's in-hire award, granted in September 2018, vests as to one fifth of the units on each of the first five anniversaries of the grant date.

6
Value calculated based on the $16.41 closing price of HPE stock on October 31, 2019.

7
The amounts in this column include the second segment of the target fiscal 2018 PARSUs, the first and second segment of the target fiscal 2019 PARSUs, and rounded underlying dividend equivalent units accrued through October 31, 2019. Final vested shares are subject to actual performance of HPE's non-GAAP net income and relative TSR within two- and three-year performance periods, subject to continued service.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2019

The following table provides information regarding options exercised and stock awards vested for the NEOs during fiscal 2019:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)

Antonio F. Neri	957,832	7,487,293	418,192	6,588,661

Tarek Robbiati	—	—	43,028	638,966

John F. Schultz	1,179,651	7,491,955	194,715	3,058,505

Philip Davis	—	—	149,753	2,200,526

Alan May	—	—	151,199	2,369,824

1
Represents the amounts realized based on the number of shares purchased multiplied by the difference between the market price and the exercise price of shares of HPE stock on the date of exercise.

2
Includes RSUs, accrued dividend equivalent shares, and the final vesting of the first segment of the fiscal 2018 PARSUs.

3
Represents the fair market value of HPE stock on the vesting date for PARSUs, RSUs, and accrued dividend equivalent shares. Fair market value is determined based on the closing price of HPE stock on the applicable vesting date.

FISCAL 2019 PENSION BENEFITS TABLE

The following table provides information about the present value of accumulated pension benefits payable to each NEO:

Name(1)	Plan Name(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)

Antonio F. Neri	Nederland Plan	3.2	$95,442	—
	IRG	23.5	$116,168	—

Tarek Robbiati		—	—	—

John F. Schultz		—	—	—

Philip Davis		—	—	—

Alan May		—	—	—

1
Only Mr. Neri is eligible to receive benefits under any HPE defined benefit pension plan.

2
The "Nederland Plan" refers to the Stichting Pensioenfonds Hewlett Packard Nederland, a multiple employer pension under which HPE currently participates. The "IRG" refers to the International Retirement Guarantee.

3
Because the change in the pension table amounts from those in the prior fiscal year determine the increase in pension value, both the current assumptions as of October 31, 2019, and for the prior fiscal year as of October 31, 2018, have been included in the following description. Mr. Neri participated in a HP Inc. pension plan while employed in the Netherlands. As of October 31, 2019, the present value for this plan is based on a discount rate of 0.98% and mortality in accordance with the AG forecast table 2018. As of October 31, 2018, the assumptions included a discount rate of 1.78% and mortality in accordance with the AG forecast table 2018. The earliest unreduced retirement age in the Nederland Plan is age 67. Due to his transfer from the Netherlands to the U.S. at the request of the Company, Mr. Neri is also covered under the IRG. As of October 31, 2019, the present value of IRG benefits is based on a discount rate of 2.64%, lump sum interest rates of 2.13% for the first five years, 3.07% for the next 15 years and 3.65% thereafter, and applicable mortality. As of October 31, 2018, the assumptions included a discount rate of 4.26%, lump sum interest rates of 3.21% for the first five years, 4.26% for the next 15 years and 4.55% thereafter, and applicable mortality. The earliest unreduced retirement age for the IRG based on Mr. Neri's employment history is age 65.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Narrative to the Fiscal 2019 Pension Benefits Table

HPE does not sponsor any qualified U.S. defined benefit pension plans and only participates in one nonqualified U.S. defined benefit retirement plan for selected international transfers. As a result, no NEO currently accrues a benefit under any U.S. qualified defined benefit pension plan. Benefits previously accrued by an NEO under non-U.S. HPE pension plans are payable to them following termination of employment, subject to the terms of the applicable plan. Mr. Neri, who is a participant in the nonqualified U.S. plan for international transfers, has the potential to accrue an additional benefit under the International Retirement Guarantee ("IRG"), but only in the event that HPE requires him to change the country of his employment.

Terms of the Netherlands Pension Program

Mr. Neri earned a pension benefit under a Netherlands pension program based on his final pay and years of service while employed by HP Inc. in the Netherlands. That pension plan considers a pensionable base which is salary less an offset; the offset reflects the Dutch social security benefits which do not vary with pay levels. The annual accrual that was provided when Mr. Neri participated was 1.75% of his final pensionable base. There is also a 70% spousal benefit provided upon his death while receiving retirement payments. The benefit under the Dutch pension plan is subject to an annual conditional indexation (there was 0.54% of indexation in fiscal 2019). In 2014, with Dutch law changes to extend unreduced retirement ages, all previously accrued benefits were converted to a pension commencing at age 67.

Terms of the International Retirement Guarantee

Employees who transferred internationally at HP Inc.'s request prior to 2000 were put into an international umbrella plan. This plan determines the country of guarantee which is generally the country in which an employee has spent the longest portion of his HP Inc. or HPE career. For Mr. Neri, the country of guarantee is currently the U.S. The IRG determines the present value of a full career benefit for Mr. Neri under the HP Inc. sponsored retirement benefit plans that applied to employees working in the U.S. prior to the separation of HPE from HP Inc., and to the HPE 401(k) Plan after the separation, and U.S. Social Security (since the U.S. is his country of guarantee) then offsets the present value of the retirement benefits from plans and social insurance systems in the countries in which he earned retirement benefits for his total period of HP Inc. and HPE employment. The net benefit value is payable as a single sum as soon as practicable after termination or retirement. This is a nonqualified retirement plan.

We do not sponsor any other supplemental defined benefit pension plans or special retiree medical benefit plans for executive officers.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

FISCAL 2019 NONQUALIFIED DEFERRED COMPENSATION TABLE

The following table provides information about contributions, earnings, withdrawals, distributions, and balances under the EDCP:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(1)(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FY End ($)

Antonio F. Neri	—	—	—	—	—

Tarek Robbiati	—	—	—	—	—

John F. Schultz(3)	—	—	191,632	81,063	1,980,530

Philip Davis	—	—	—	—	—

Alan May	1,284,307	1,833	216,135	—	2,214,722

1
The amounts reported here as "Executive Contributions" and "Registrant Contributions" are reported as compensation to such NEO in the "Summary Compensation Table" above.

2
The contributions reported here as "Registrant Contributions" were made in fiscal 2019 with respect to participant base salary deferrals during fiscal 2019.

3
Mr. Schultz received planned EDCP distributions based on his prior deferral election decisions.

Narrative to the Fiscal 2019 Nonqualified Deferred Compensation Table

The amounts reported in the Nonqualified Deferred Compensation Table were provided under the EDCP, a nonqualified deferred compensation plan that permits eligible U.S. employees to defer base salary in excess of the amount taken into account under the qualified HPE 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the PfR program. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base salary deferrals on compensation above the Code limits that apply to the qualified HPE 401(k) Plan under the Internal Revenue Code of 1986, as amended (the "Code"), up to a maximum of two times the Code's compensation limit. In calendar year 2018, the NEOs were eligible for a matching contribution up to 4% on base salary contributions in excess of the Code limit up to a maximum of two times that limit (matching contributions were available on calendar year 2018 base salary from $275,000 to $550,000). In calendar year 2019, the NEOs were eligible for a matching contribution up to 4% on base salary contributions in excess of the Code limit up to a maximum of two times that limit (matching contributions were available on calendar year 2019 base salary from $280,000 to $560,000). In effect, the EDCP permits these executives and all eligible employees to receive a 401(k)-type matching contribution on a portion of base salary deferrals in excess of Code limits.

Upon becoming eligible for participation, employees must specify the amount of base salary and/or the percentage of annual incentives to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined under the EDCP as at least age 55 with 15 years of service), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any delay required under Code Section 409A. At retirement (or earlier, if properly elected), benefits are paid according to the distribution election made by the participant subject to any delay required under Code Section 409A. No withdrawals are permitted prior to the previously elected distribution date, other than hardship withdrawals as permitted by applicable law.

Amounts deferred or credited under the EDCP are credited with notional investment earnings based on participant investment elections made from among the investment options available under the HPE 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such accounts are subject to the claims of general creditors of HPE. No amounts are credited with above-market earnings.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The amounts in the following table generally estimate potential payments that would have been due if an NEO had terminated employment with HPE effective October 31, 2019, under each of the circumstances specified below. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the HPE 401(k) Plan and payment of accrued vacation where required.

				Long-Term Incentive Programs
Name	Termination Scenario	Total(1) ($)	Severance(2) ($)	Stock Options(3) ($)	RSUs(3) ($)	PARSUs(3) ($)

Antonio F. Neri	Voluntary/For Cause	—	—	—	—	—
	Disability	$19,385,229	—	$318,373	$10,438,285	$8,628,571
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$19,385,229	—	$318,373	$10,438,285	$8,628,571
	Not for Cause	$13,827,570	$5,231,290	—	$4,316,585	$4,279,695
	Change in Control	$24,616,519	$5,231,290	$318,373	$10,438,285	$8,628,571

Tarek Robbiati	Voluntary/For Cause	—	—	—	—	—
	Disability	$6,908,459	—	—	$4,877,132	$2,031,327
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$6,908,459	—	—	$4,877,132	$2,031,327
	Not for Cause	$3,808,502	$2,218,701	—	$743,406	$846,395
	Change in Control	$9,127,160	$2,218,701	—	$4,877,132	$2,031,327

John F. Schultz	Voluntary/For Cause	—	—	—	—	—
	Disability	$9,456,463	—	$194,560	$6,158,886	$3,103,017
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$9,456,463	—	$194,560	$6,158,886	$3,103,017
	Not for Cause	$6,407,066	$2,568,932	—	$2,240,982	$1,597,152
	Change in Control	$12,025,395	$2,568,932	$194,560	$6,158,886	$3,103,017

Philip Davis	Voluntary/For Cause	—	—	—	—	—
	Disability	$7,555,223	—	$18,689	$5,505,207	$2,031,327
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$7,555,223	—	$18,689	$5,505,207	$2,031,327
	Not for Cause	$5,379,291	$2,159,290	$17,130	$2,356,476	$846,395
	Change in Control	$9,714,513	$2,159,290	$18,689	$5,505,207	$2,031,327

Alan May	Voluntary/For Cause	—	—	—	—	—
	Disability	$5,706,545	—	$176,873	$3,166,136	$2,363,536
	Retirement	N/A	N/A	N/A	N/A	N/A
	Death	$5,706,545	—	$176,873	$3,166,136	$2,363,536
	Not for Cause	$4,701,575	$2,023,135	—	$1,465,462	$1,212,978
	Change in Control	$7,729,680	$2,023,135	$176,873	$3,166,136	$2,363,536

1
The total excludes amounts earned, or benefits accumulated, due to continued service by each NEO through October 31, 2019, including vested stock options, PCSOs, RSUs, PARSUs, accrued retirement benefits, and vested balances in the EDCP, as those amounts are detailed in the preceding tables. The total also excludes amounts each NEO was eligible to receive under the annual PfR program with respect to fiscal 2019 performance. For Mr. Neri, the total excludes amounts payable from the Netherlands pension and IRG programs in which he participates, as those are fully described in the "Fiscal 2019 Pension Benefits Table" above.

2
For Mr. Neri, the amounts reported represent the cash benefits payable under the SPEO (as defined below) at the rate applicable to the CEO (i.e., using 2.0x multiple of base salary plus the three-year average of annual incentive payments). For the other NEOs, the amounts reported are the cash benefits payable in the event of a qualifying termination under the SPEO (i.e., using 1.5x multiple of base salary plus the three-year average of annual incentive payments). For Mr. Davis, the SPEO provides that, where applicable, payments under his sales incentive plan will apply in lieu of annual incentive payments for purposes of determining the three-year average. For each NEO, the amounts also include 18 times the difference between the monthly COBRA premium to continue the NEO's group medical coverage and the monthly standard premium charged to active employees for that same coverage.

3
Value calculated based on the $16.41 closing price of HPE stock on October 31, 2019.

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

Narrative to the Potential Payments upon Termination or Change in Control Table

This narrative reflects plans and provisions in effect as of October 31, 2019. In fiscal 2019, Section 16 Officers (including all of the NEOs) were covered by our Severance and Long-term Incentive Change in Control Plan for Executive Officers ("SPEO"), which is intended to protect HPE and its stockholders, and provide a level of transition assistance in the event of an involuntary termination of employment. Under the SPEO, participants who incur an involuntary termination, not for cause, and who execute a full release of claims following such termination, which release has not been revoked or attempted to be revoked, are eligible to receive severance benefits in an amount determined as a multiple of the sum of base salary and the average of the actual annual incentives (or, where applicable, payments under the sales incentive plan) paid for the preceding three years. In the case of the CEO, the multiplier is 2.0, and in the case of the NEOs other than the CEO, the multiplier is 1.5. In all cases, the SPEO benefit will not exceed 2.99 times the sum of the executive's base salary plus target annual incentive as in effect immediately prior to the termination of employment.

In addition to the cash benefit, the participants in the SPEO were eligible to receive (1) a pro rata annual incentive award for the year of termination based on actual performance results, (2) pro rata vesting of unvested equity awards if any applicable performance conditions have been satisfied, and (3) a lump-sum health-benefit stipend in an amount equal to 18 months' COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents, to the extent those premiums exceed 18 times the monthly premiums for active employees in the same plan with the same level of coverage as of the date of termination.

Under the SPEO, participants who incur an involuntary termination that is not for cause and does not occur within 24 months after a change in control will receive the calculated severance benefit in four equal installments over a period of 18 months. Participants who incur an involuntary termination not for cause that is within 24 months after a change in control will receive the SPEO's cash severance benefit in a single lump sum within 75 days.

Voluntary or for "Cause" Termination

In general, an NEO who remained employed through October 31, 2019, but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter in a for "cause" termination, would be eligible to (1) receive his or her annual incentive amount earned for fiscal 2019 under the PfR program (subject to any discretionary downward adjustment or elimination by the HRC Committee prior to actual payment, and to any applicable clawback policy), (2) exercise his or her vested stock options up to three months following termination or by the original expiration date, if earlier, (3) receive a distribution of vested amounts deferred or credited under the EDCP, and (4) receive a distribution of his or her vested benefits, if any, under the HPE 401(k) Plan (and Mr. Neri would also be entitled to his pensions that are payable under the IRG and the pension programs available in the Netherlands). An NEO who terminated employment before October 31, 2019, either voluntarily or in a for "cause" termination, would generally not have been eligible to receive any amount under the PfR program with respect to the fiscal year in which the termination occurred, except that the HRC Committee has the discretion to make payment of prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions, and similar programs.

Not for "Cause" Termination

A not for "cause" termination of an NEO who remained employed through October 31, 2019 and was terminated immediately thereafter would qualify the NEO for the amounts described above under a "voluntary" termination in addition to benefits under the SPEO if the NEO signs the required release of claims in favor of HPE and does not revoke that release. In addition to the cash severance benefits and pro rata equity awards

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

payable under the SPEO, the NEO would be eligible to exercise vested stock options up to one year after termination or by the original expiration date, if earlier.

Termination Following a Change in Control

The SPEO provides for full accelerated vesting of outstanding stock options, RSUs, and PCSOs upon involuntary termination not for cause or voluntary termination for good reason (as defined in the SPEO) within 24 months after a change in control in which HPE is the survivor or the survivor assumes or replaces the equity awards ("double trigger"), with PARSUs vesting based on target performance. In situations where HPE is not the survivor and equity awards are not assumed by the surviving corporation, vesting will be automatically accelerated upon the change in control, with PARSUs vesting based upon the greater of the number of PARSUs that would vest based on actual performance and the number of PARSUs that would vest pro rata based upon target performance.

In addition to this enhanced equity award treatment, the NEO would be eligible for the amounts described above under a "voluntary" termination plus the cash and COBRA severance benefits described above under a standard "not for cause" termination.

Death or Disability Terminations

An NEO who continued employment through October 31, 2019, and whose employment was terminated immediately thereafter due to death or disability would be eligible to receive (1) his or her full annual incentive amount earned for fiscal 2019 determined by HPE in its sole discretion, (2) a distribution of vested amounts deferred or credited under the EDCP, and (3) a distribution of his or her vested benefits under the HPE 401(k) Plan and any HP Inc. pension plans.

Upon termination due to death or disability, stock options, RSUs, and PCSOs held by the NEO would vest in full without regard to the satisfaction of applicable performance conditions. PARSUs held by the NEO will vest in full at the target amount. If the termination was due to disability, stock options and PCSOs must be exercised within three years of termination or by the original expiration date, if earlier. If the termination was due to death, stock options and PCSOs must be exercised within one year of termination or by the original expiration date, if earlier.

HPE Retirement Arrangements

Upon retirement on or after age 55, with age plus years of service totaling at least 70 at the time of termination, HPE employees in the United States are entitled to the benefits described below. No NEO reached these eligibility thresholds as of October 31, 2019. For equity awards granted after November 1, 2016, if retirement occurs three months or more after the grant date, employees receive full vesting of time-vested options and time-vested RSUs. These awards will continue vesting on the original vesting schedule, and those options would remain exercisable up to three years after retirement, or the original expiration date, if earlier. To the extent retirement occurs within three months after the grant date, such awards will be immediately forfeited. PCSOs are subject to pro rata vesting on retirement, subject to attaining the stock price performance goals. PARSUs granted on or after December 7, 2017, if any, are paid on a full-vesting basis to retired participants at the end of the performance period, subject to final performance. Bonuses, if any, under the annual incentive program may be paid in prorated amounts at the discretion of the HRC Committee based on actual results. If required in accordance with Code Section 409A, certain amounts payable upon retirement (or other termination of employment) of the NEOs and other key employees will not be paid out for at least six months following termination of employment.

The HPE-sponsored U.S. retiree medical program provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HPE. All NEOs could be eligible for this program if they retire from HPE on or after age 55 with at least ten years of qualifying service or a combination of age plus years of

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

service totaling at least 80. In addition, beginning at age 45, eligible U.S. employees may participate in the HPE Retirement Medical Savings Account Plan (the "RMSA"), under which participants are eligible to receive HPE matching credits of up to $1,200 per year, beginning at age 45, and provided that the employee's most recent hire date with HP Inc., was prior to August 1, 2008, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee retires from HPE on or after age 55 with at least ten years of qualifying service or a combination of age plus years of service totaling at least 80. Mr. Neri is the only NEO currently eligible for the HPE matching credits under the RMSA. However, Mr. Neri is not contributing to an RMSA and is therefore not receiving matching credits.

CHIEF EXECUTIVE OFFICER (CEO) PAY RATIO

For fiscal 2019, the median annual total compensation of all employees of HPE (other than our CEO) was $67,196. The annual total compensation of our CEO was $13,714,497. Based on this information, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was approximately 204 to 1.

We identified the "median employee" by using the following methodology and material assumptions, adjustments, and estimates (consistent with all applicable SEC rules):

•
We selected August 31, 2019, as the date upon which we would identify the "median employee."

•
As of this date, our employee population consisted of approximately 62,386 individuals, excluding employees on leaves of absence who are not expected to return to work.

•
Employees from certain acquisitions which closed in fiscal 2019 were excluded. This exclusion represented 93 MapR employees added during October 2019 and 1,333 Cray employees added during September 2019.

•
For purposes of determining our median employee, we excluded employees in certain countries that, in total, resulted in the exclusion of approximately 2,325 employees. This exclusion represents less than 5% of HPE's total number of employees as permitted under SEC rules.

•
We used fiscal year-to-date "gross cash earnings" paid through August 31, 2019 as our consistently applied compensation measure. In this context, gross cash earnings includes any salary (including overtime), bonus, and/or commissions. Salaries were annualized for all permanent employees who were hired after the fiscal year began; all foreign currencies were converted to U.S. dollars based on an exchange rate for the relevant period.

•
Once we identified the median employee, we calculated the elements of the median employee's fiscal 2019 total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

A summary of employees before and after the De Minimis Exemption is included below:

HPE's employee population included 16,809 U.S. based employees and 45,577 employees outside of the U.S. After excluding 2,325 employees (representing less than 5% of HPE's total number of employees), as

2020 HPE PROXY STATEMENT

Executive Compensation — CD&A (continued)

permitted under SEC rules, we identified our median employee from a group of approximately 60,061 employees globally.

Excluded Employees by Country
Country	# of Employees	Country	# of Employees

Israel	197	Norway	107

Colombia	190	Greece	105

Saudi Arabia	168	Peru	98

South Africa	164	Chile	93

Argentina	163	New Zealand	81

Turkey	152	Vietnam	66

Denmark	148	Egypt	49

Finland	122	Kazakhstan	36

Hungary	118	Qatar	29

Portugal	113	Luxembourg	18

Philippines	108	Total Employees Excluded	2,325

This information is being provided for the purposes of compliance with the pay ratio disclosure requirement. Neither the HRC Committee nor HPE management used the pay ratio measure in making compensation recommendations or decisions. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

2020 HPE PROXY STATEMENT

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of October 31, 2019:

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted- average exercise price of outstanding options, warrants and rights(2) (b)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by HPE stockholders	50,417,468(3)	$10.88	159,856,835(4)

Equity compensation plans not approved by HPE stockholders	—	—	—

Total	50,417,468	$10.88	159,856,835

1
This column reflects awards of options and restricted stock units assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2019. As of October 31, 2019, individual awards of options and restricted stock units to purchase a total of 3,288,284 shares were outstanding pursuant to awards assumed in connection with acquisitions and granted under such plans at a weighted-average exercise price of $ 8.26.

2
This column does not reflect the purchase price of shares to be purchased pursuant to the Hewlett Packard Enterprise Company 2016 Employee Stock Purchase Plan (the "ESPP"). In addition, the weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding awards of restricted stock units and PARSUs, which have no exercise price.

3
Includes awards of options and restricted stock units outstanding under the HPE 2015 Stock Incentive Plan. Also includes awards of PARSUs representing 1,586,139 target shares that may be issued under the HPE 2015 Stock Incentive Plan. Each PARSU award reflects a target number of shares that may be issued to the award recipient. Hewlett Packard Enterprise determines the actual number of shares the recipient receives at the end of each performance period based on results achieved versus Company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 200% of the target number of shares.

4
Includes 84,784,502 shares available for future issuance under the HPE 2015 Stock Incentive Plan and 5,498,200 shares available for future issuance under acquisition plans; and 69,574,133 shares available for future issuance under the ESPP.

2020 HPE PROXY STATEMENT

Audit-Related Matters

PRINCIPAL ACCOUNTING FEES AND SERVICES

The Audit Committee has appointed Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending October 31, 2020. Stockholders are being asked to ratify the appointment of EY at the annual meeting pursuant to Proposal No. 2. Representatives of EY are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Incurred for Ernst & Young LLP

The following table shows the fees paid or accrued by Hewlett Packard Enterprise for fiscal 2019 and 2018.

	2019	2018
	In millions

Audit Fees(1)	$14.7	$14.6

Audit-Related Fees(2)	1.6	0.6

Tax Fees(3)	2.5	5.6

All Other Fees(4)	0.2	0.2

Total	$19.0	$21.0

1
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

2
Audit-related fees for fiscal 2019 primarily included fees related to accounting consultation and acquisition due diligence and attestation services. For fiscal 2018, it primarily included employee benefit plan audits and acquisition due diligence.

3
Tax fees for fiscal 2019 primarily included fees associated with tax planning. For fiscal 2018, it included $4.2 million of tax planning fees and $1.0 million of compliance fees.

4
For fiscal 2019 and 2018, all other fees primarily included advisory service fees.

In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm.

The Audit Committee approved all of the fees above.

2020 HPE PROXY STATEMENT

Audit-Related Matters (continued)

AUDIT COMMITTEE OVERVIEW

Audit Committee Composition

Our Audit Committee is composed of three directors: Pamela L. Carter, Jean M. Hobby, and Mary Agnes Wilderotter (chair). All members of the Audit Committee are independent and financially literate, and two, including the chair, are audit committee financial experts.

Pamela L. Carter	Jean M. Hobby	Mary Agnes Wilderotter (chair)

With deep expertise in finance, audit, operations, cybersecurity, technology, and strategic planning, our Audit Committee is a valuable asset to the Board and the Company. The members of our Audit Committee bring decades of experience overseeing financial statements and public company audits, having held senior leadership roles across the telecommunications, technology, and heavy equipment industries.

Audit Committee Oversight

Purpose: the Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for generally overseeing:

•
the financial reporting process and the audit of financial statements

•
the independent registered public accounting firm's qualifications and independence

•
the performance of internal audit functions and the independent registered public accounting firm

•
risk assessment and management

•
compliance with legal and regulatory requirements

Authority: the Audit Committee, in its discretion, may request a review of any issue it deems necessary to ensure the integrity of HPE's financial statements, adherence to regulatory requirements, or adherence with HPE's ERM program. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from HPE for such advice and assistance.

2020 HPE PROXY STATEMENT

Audit-Related Matters (continued)

Ethics and Compliance: the Audit Committee has oversight of HPE's compliance with legal and regulatory requirements and meets at least quarterly with the Chief Ethics and Compliance Officer to review compliance matters. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints about accounting, internal accounting controls, or audit matters, as well as any other allegations of ethical misconduct, and a means for confidential, anonymous submissions of concerns by employees or third parties regarding such matters. We encourage employees and third-parties to report concerns about our accounting controls, auditing matters or any other ethical wrongdoing. To report such a concern, please visit https://sbc.hpe.com/en/report-an-incident, where you will find various reporting options.

Cybersecurity: with the increasing global threat of cyberattacks, the Audit Committee continues to place great importance on cybersecurity risk assessment and management. The Audit Committee is responsible for reviewing the adequacy and effectiveness of HPE's information and cybersecurity policies as well as the internal controls regarding information and cybersecurity. In particular, the Board and Audit Committee each receive regular updates from senior management and cybersecurity experts on cybersecurity risk reviews of HPE's key business segments and products, procedures to assess and address cybersecurity risk, and the effectiveness of cybersecurity technologies and solutions deployed internally.

Charter: a more detailed list of the Audit Committee's duties and responsibilities can be found in the Audit Committee Charter, which is reviewed annually by the Nominating, Governance, and Social Responsibility Committee and available at: https://investors.hpe.com/governance#committee-charters.

Selection and Oversight of External Auditor

The Audit Committee appoints, compensates, oversees, and manages HPE's relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). EY has served as the Company's independent registered public accounting firm since our inception in November 2015.

In selecting HPE's independent registered public accounting firm, the Audit Committee conducts an assessment of the firm's qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; independence; objectivity, and professionalism; benefits of audit firm or lead partner rotations; and the comprehensiveness of evaluations of internal controls. Each year, the Audit Committee considers the relative costs, benefits, challenges, and other potential impacts of selecting a different independent public accounting firm.

In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for consideration and selection of HPE's lead audit partner pursuant to this rotation policy involves a comprehensive interview process in which management and the chair of the Audit Committee participate.

In reviewing and approving audit and non-audit service fees, the Audit Committee considers a number of factors, including the scope and quality of work, as well as an assessment of the impact on auditor independence of non-audit fees and services. In addition, the Audit Committee leverages a competitive negotiation process conducted with the assistance of management, which considers audit fee market trends and audit complexity drivers. This process has helped to achieve cost reductions for audit and audit-related services. During the course of the fiscal year, the Audit Committee is given regular updates regarding audit related and non-audit related fees.

2020 HPE PROXY STATEMENT

Audit-Related Matters (continued)

Committee Meetings

The Audit Committee fulfills its duties through a series of regularly-scheduled meetings, including dedicated meetings to review quarterly earnings releases and financial filings with the SEC, and regular communications with management on material risk oversight matters. At least four Audit Committee meetings are held each year. During fiscal 2019, the Audit Committee met a total of 10 times. The Audit Committee reviews and discusses a number of different topics and items of business in meetings including, but not limited to, risk management overviews, business segment risk reviews, cybersecurity risk reviews, function-specific risk reviews, internal audit matters, Sarbanes-Oxley 404 plan matters, ethics and compliance updates, litigation updates, earnings releases, SEC filings, and auditor updates. Management, internal audit, and EY are invited to attend meetings and present on these topics as well as internal and external audit plans and budget forecasts.

The Audit Committee regularly meets in separate executive sessions at which only Audit Committee members are present and in separate private sessions with each of management, internal auditors, and the independent registered public accounting firm. During fiscal 2019, the Audit Committee held seven executive sessions, five private sessions with management, seven private sessions with the head of internal audit, and seven private sessions with EY.

2020 HPE PROXY STATEMENT

Audit-Related Matters (continued)

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our management is primarily responsible for HPE's internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of HPE's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of HPE's internal control over financial reporting. The Audit Committee monitors HPE's financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements with HPE's management.

2.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB") and the Securities and Exchange Commission.

3.
The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HPE's Annual Report on Form 10-K for the fiscal year ended October 31, 2019, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Pamela L. Carter Jean M. Hobby Mary Agnes Wilderotter, chair

2020 HPE PROXY STATEMENT

Other Matters

We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the stockholders at the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

2020 HPE PROXY STATEMENT

Questions and Answers

PROXY MATERIALS

1.
Why am I receiving these proxy materials?

  We have made these proxy materials available to you via the Internet or delivered paper copies to you by mail in connection with our annual meeting of stockholders, which will take place online on Wednesday, April 1, 2020. As a stockholder, you are invited to participate in the annual meeting via live webcast and vote on the business items described in this proxy statement. For information regarding how you can vote your shares at the annual meeting or by proxy (without attending the annual meeting), see Questions 17 and 18 below.

2.
What is included in the proxy materials?

  These proxy materials include:

  •
  this proxy statement; and

  •
  our 2019 Annual Report on Form 10-K for the fiscal year ended October 31, 2019.

  If you received a paper copy of these materials by mail, it will also include a proxy card and voting instructions for the annual meeting.

3.
What information is contained in this proxy statement?

  The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, our corporate governance policies and practices, the compensation of our directors and certain executive officers for fiscal 2019 when they served in current or prior roles at Hewlett Packard Enterprise, audit-related matters, and other required information. Additionally, this proxy statement includes information that we are required to provide to you under U.S. Securities and Exchange Commission (the "SEC") rules.

4.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

  This year, we are again pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of the proxy materials (the "notice") instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet.

5.
Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

  For stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, we are providing paper copies of the proxy materials instead of a Notice of Internet Availability of the proxy materials.

6.
How can I access the proxy materials over the Internet?

  Our proxy materials are available at www.hpe.com/investor/stockholdermeeting2020 and will be available during the voting period at www.proxyvote.com for beneficial owners and at proxyvote.com/hpe registered stockholders.

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  In addition, we are providing proxy materials or Notice of Internet Availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

7.
How can I obtain the proxy materials by e-mail?

  Your Notice of Internet Availability of the proxy materials, proxy card will contain instructions on how you may request access to proxy materials by e-mail on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

8.
How may I obtain a paper copy of the proxy materials?

  If you are a registered stockholder and wish to receive a paper copy of the proxy materials or Notice of Internet Availability of the proxy materials, please request the copy by contacting Broadridge Financial Solutions, Inc. ("Broadridge") at:

  By Internet: proxyvote.com/hpe (registered stockholders)

  By telephone: 1-800-579-1639

  By e-mail: sendmaterial@proxyvote.com

  If you request a separate set of the proxy materials or Notice of Internet Availability of the proxy materials by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or Notice of Internet Availability of the proxy materials will be sent promptly following receipt of your request.

  If you are a beneficial owner and wish to receive a paper copy of the proxy materials or Notice of Internet Availability of the proxy materials, please request the copy by contacting your individual broker.

  Stockholders also may write to Hewlett Packard Enterprise at the address below to request a copy of the proxy materials or Notice of Internet Availability of the proxy materials:

INTRADO
Attn: Kris Valukis (HPE Materials Request)
11 Farnsworth Street, 4th Floor
Boston, MA 02210

9.
I share an address with another stockholder and we received only one paper copy of the proxy materials or Notice of Internet Availability of the proxy materials. How may I obtain an additional copy in the future?

  If you are a registered stockholder and wish to receive a separate set of proxy materials or Notice of Internet Availability of the proxy materials in the future, please contact our transfer agent. See Question 24 below.

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials or Notice of Internet Availability of the proxy materials, as applicable, in the future, please call Broadridge at 1-866-540-7095.

10.
I share an address with another stockholder and we received more than one paper copy of the proxy materials or Notice of Internet Availability of the proxy materials. How do we obtain a single copy in the future?

  Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or notice and who wish to receive a single copy of such materials in the future may contact our transfer agent. See Question 24 below for more information.

  Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or notice and who wish to receive a single copy of such materials in the future may contact Broadridge at 1-866-540-7095.

11.
What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

  If you are a registered stockholder and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail, or more than one proxy card. If you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail, or separate instructions for each brokerage account in which you hold shares. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card that you receive and vote over the Internet the shares represented by each notice or e-mail that you receive (unless you have requested and received a proxy card or other instructions for the shares represented by one or more of those notices or e-mails).

12.
How may I obtain a copy of HPE's 2019 Form 10-K and other financial information?

  Stockholders can access the proxy statement and 2019 Annual Report on Form 10-K, on HPE's Investor Relations website at: www.hpe.com/investor/stockholdermeeting2020. We also will furnish any exhibit to the 2019 Form 10-K, if specifically requested.

  Alternatively, stockholders may request a free copy of our 2019 Annual Report on Form 10-K, by contacting:

INTRADO
Attn: Kris Valukis (HPE Materials Request)
11 Farnsworth Street, 4th Floor
Boston, MA 02210

VOTING INFORMATION

13.
What proposals will be voted on at the annual meeting?

  Stockholders will vote on four proposals at the annual meeting:

  •
  the election to the Board of 13 director nominees;

  •
  the ratification of the appointment of our independent registered public accounting firm for the 2020 fiscal year;

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  •
  the advisory vote to approve executive compensation; and

  •
  one stockholder proposal entitled: "Shareholder approval of bylaw amendments," if presented properly.

  We also will consider any other business that properly comes before the annual meeting. See Question 31 below for more information.

  Adjournments and Postponements

  Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

  This notice of annual meeting and proxy statement and form of proxy are being distributed and made available on or about February 13, 2020.

14.
How does the Board recommend that I vote?

  Our Board recommends that you vote your shares:

  •
  FOR each of the nominees for election to the Board,

  •
  FOR the ratification of the appointment of our independent registered public accounting firm,

  •
  FOR the advisory approval of the compensation of our named executive officers, and

  •
  AGAINST the stockholder proposal entitled: "Shareholder Approval of Bylaw Amendments."

15.
What is the difference between holding shares as a registered stockholder and as a beneficial owner?

  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  •
  Registered Stockholder—If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "registered stockholder." As the registered stockholder, you have the right to grant your voting proxy directly to Hewlett Packard Enterprise or to a third party, or to vote your shares during the meeting.

  •
  Beneficial Owner—If your shares are held in a brokerage account, by a trustee, or by another nominee (that is, in "street name"), you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote, or to vote your shares during the annual meeting (other than shares held in the HPE 401(k) Plan, which must be voted prior to the annual meeting). Most of our stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name.

16.
Who is entitled to vote and how many shares can I vote?

  Each holder of shares of Hewlett Packard Enterprise common stock issued and outstanding as of the close of business on February 3, 2020 (the "record date" for the annual meeting) is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the registered stockholder,

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee.

  On the record date, Hewlett Packard Enterprise Company had approximately 1,293,166,234 shares of common stock issued and outstanding.

17.
How can I vote my shares during the annual meeting?

  Once again, this year's annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the annual meeting by visiting the following website:

www.virtualshareholdermeeting.com/HPE2020

  To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

  Shares held in your name as the registered stockholder may be voted electronically during the annual meeting. Shares for which you are the beneficial owner, but not the registered stockholder, also may be voted electronically during the annual meeting, except that shares held in the HPE 401(k) Plan must be voted prior to the annual meeting. If you hold shares in the HPE 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 27, 2020 for the trustee to vote your shares. However, holders of shares in the HPE 401(k) Plan will still be able to view the annual meeting webcast and ask questions during the annual meeting.

  Even if you plan to participate in the annual meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the annual meeting.

18.
How can I vote my shares without participating in the annual meeting?

  Whether you hold shares directly as the registered stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the annual meeting. There are three ways to vote by proxy:

  •
  By Internet—Stockholders who have received a Notice of Internet Availability of the proxy materials may submit proxies over the Internet by following the instructions on the notice or by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card by mail may submit proxies over the Internet by following the instructions on the proxy card.

  •
  By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a Notice of Internet Availability of the proxy materials must have the control number that appears on their notice or that is included in the e-mail, when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received voting instructions by mail may vote by phone by calling the number specified in the voting instructions provided by their broker, trustee, or nominee. Those stockholders should check the instructions for telephone voting availability.

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  •
  By Mail—Stockholders who have received a paper copy of a proxy card and voting instructions by mail may submit proxies by completing, signing, and dating their proxy card and mailing it in the accompanying pre-addressed envelope.

19.
What is the deadline for voting my shares?

  If you hold shares as the registered stockholder of record, or through the Hewlett Packard Enterprise Company 2016 Employee Stock Purchase Plan (the "ESPP"), your vote by proxy must be received before the polls close during the annual meeting.

  If you hold shares in the HPE 401(k) Plan, your voting instructions must be received by 11:59 p.m., Eastern Time, on March 27, 2020 for the trustee to vote your shares.

  If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

20.
May I change my vote or revoke my proxy?

  You may change your vote or revoke your proxy at any time prior to the vote during the annual meeting, except that any change to your voting instructions for shares held in the HPE 401(k) Plan must be provided by 11:59 p.m., Eastern Time, on March 27, 2020 as described above.

  If you are the registered stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Corporate Secretary at the address below in Question 35 prior to your shares being voted; or (3) voting your shares electronically during the annual meeting. Participation in the annual meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the meeting and electronically voting your shares during the meeting (except that shares held in the HPE 401(k) Plan cannot be voted electronically at the annual meeting).

21.
Is my vote confidential?

  Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Hewlett Packard Enterprise or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.

22.
How are votes counted, and what effect do abstentions and broker non-votes have on the proposals?

  In the election of directors, you may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each of the nominees. If you elect to abstain in the election of directors, the abstention will not impact the election of directors. In tabulating the voting results for the election of directors, only "FOR" and "AGAINST" votes are counted.

  For all items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to abstain, the abstention will have the same effect as an "AGAINST" vote.

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Under the NYSE rules, brokers, trustees or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 2 (ratifying the appointment of the independent registered public accounting firm) is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered, votes cast or entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

  If you vote by proxy card, and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our independent registered public accounting firm, FOR the approval of the compensation of our named executive officers, and AGAINST the stockholder proposal entitled: "Shareholder approval of bylaw amendments."

  For any shares you hold in the HPE 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern Time, on March 27, 2020, your shares will be voted in proportion to the way the shares held by the other HPE 401(k) Plan participants are voted, except as may be otherwise required by law.

23.
What is the voting requirement to approve each of the proposals?

  In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast for a nominee's election must exceed the number of votes cast against such nominee's election. Each nominee receiving more votes "FOR" his or her election than votes "AGAINST" his or her election will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote on that proposal at the annual meeting.

24.
What if I have questions for our transfer agent?

  Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

Equiniti Trust Company
Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-888-460-7641 (U.S. and Canada)
1-651-450-4064 (international)

  A dividend reinvestment and stock purchase program is also available through our transfer agent. For information about this program, please contact our transfer agent as follows:

Equiniti Trust Company
Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100
1-888-460-7641 (U.S. and Canada)
1-651-450-4064 (international)

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

ANNUAL MEETING INFORMATION

25.
How can I participate in the annual meeting?

  We are very pleased that this year's annual meeting will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a Hewlett Packard Enterprise stockholder or joint holder as of the close of business on February 3, 2020 or if you hold a valid proxy for the annual meeting.

  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HPE2020. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HPE 401(k) Plan, which must be voted prior to the meeting).

  To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

  The meeting webcast will begin promptly at 11:00 a.m., Pacific Time, on Wednesday, April 1, 2020. Online access will begin at 10:30 a.m., Pacific Time, and we encourage you to access the meeting prior to the start time.

26.
How can I submit questions prior to the meeting?

  You can submit questions in advance of the annual meeting, and also access copies of our proxy statement and annual report, by visiting www.proxyvote.com for beneficial owners and proxyvote.com/hpe for registered stockholders.

27.
Why is this annual meeting only virtual?

  Hosting a virtual meeting will provide easy access for stockholders and facilitate participation, since stockholders can participate from any location around the world. By embracing this technology, we are able to provide ease of access, real-time communication, and cost savings for our stockholders and the Company.

  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HPE2020. All written questions timely submitted during the meeting will be answered, however, Hewlett Packard Enterprise reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at www.virtualshareholdermeeting.com/HPE2020.

  You also will be able to vote your shares electronically prior to or during the annual meeting (other than shares held through the HPE 401(k) Plan, which must be voted prior to the meeting).

28.
What if I have technical difficulties or trouble accessing the virtual meeting?

  We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call:

1-855-449-0991 (toll-free)
1-720-378-5962 (international)

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

29.
How many shares must be present or represented to conduct business at the annual meeting?

  The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of outstanding shares of Hewlett Packard Enterprise common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 22 are counted for the purpose of determining the presence of a quorum.

30.
What if a quorum is not present at the annual meeting?

  If a quorum is not present at the scheduled time of the annual meeting, then either the chairman of the annual meeting or the stockholders by vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the annual meeting are authorized by our Bylaws to adjourn the annual meeting until a quorum is present or represented.

31.
What happens if additional matters are presented at the annual meeting?

  Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Antonio F. Neri, Tarek Robbiati, and Rishi Varma, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

32.
Who will serve as Inspector of Election?

  The Inspector of Election will be a representative from Broadridge.

33.
Where can I find the voting results of the annual meeting?

  We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.

34.
Who will bear the cost of soliciting votes for the annual meeting?

  Hewlett Packard Enterprise is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, AND RELATED BYLAWS PROVISIONS

35.
What is the deadline to propose actions (other than director nominations) for consideration at next year's annual meeting of stockholders?

  You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 16,

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  2020. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Hewlett Packard Enterprise Company
6280 America Center Drive
San Jose, California 95002
Fax: 1-650-857-4837

bod-hpe@hpe.com

  For a stockholder proposal that is not intended to be included in our proxy statement for next year's annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

  •
  not earlier than the close of business on December 2, 2020; and

  •
  not later than the close of business on January 1, 2021.

  If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

  •
  90 days prior to the meeting; and

  •
  10 days after public announcement of the meeting date.

  Deadlines for the nomination of director candidates are discussed in Question 37 below.

36.
How may I recommend individuals to serve as directors and what is the deadline for director recommendations?

  You may recommend director candidates for consideration by the NGSR Committee. Any such recommendation should include verification of the stockholder status of the person submitting the recommendation, the nominee's name and qualifications for Board membership, and should be directed to the Corporate Secretary at the address of our principal executive offices set forth in Question 35 above. See "Proposal No. 1—Election of Directors—Director Nominee Experience and Qualifications" for more information regarding our Board membership criteria.

  A stockholder may send a recommended director candidate's name and information to the Board at any time. Identified candidates are evaluated at regular or special meetings of the NGSR Committee and may be considered at any point during the year.

37.
How may I nominate individuals to serve as directors and what are the deadlines for director nominations?

  Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting (but not for inclusion in our proxy statement), a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

  the qualifications required by our Bylaws. To nominate a director for consideration at next year's annual meeting, in general the notice must be received by the Corporate Secretary between the close of business on December 2, 2020 and the close of business on January 1, 2021, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year's annual meeting, in which case the deadline will be as described in Question 35 above.

  In addition, our Bylaws provide that under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy statement. These proxy access provisions of our Bylaws provide, among other things, that a stockholder or group of up to twenty stockholders seeking to include director candidates in our annual meeting proxy statement must own 3% or more of Hewlett Packard Enterprise's outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board. If 20% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of 13 directors, the maximum number of proxy access candidates that we would be required to include in our proxy materials for an annual meeting is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Hewlett Packard Enterprise common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws. Requests to include stockholder-nominated candidates in our proxy materials for next year's annual meeting must be received by the Corporate Secretary:

  •
  not earlier than the close of business on November 2, 2020; and

  •
  not later than the close of business on December 2, 2020.

38.
How may I obtain a copy of the provisions of our Bylaws regarding stockholder proposals and director nominations?

  Our Bylaws are available on our website at https://investors.hpe.com/governance/articles-and-bylaws. You may also contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaws provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2020 HPE PROXY STATEMENT

Questions and Answers (continued)

IMPORTANT INFORMATION CONCERNING THE HEWLETT PACKARD ENTERPRISE ANNUAL MEETING ON WEDNESDAY, APRIL 1, 2020

Online access begins: 10:30 a.m., Pacific Time Meeting begins: 11:00 a.m., Pacific Time

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  Hewlett Packard Enterprise stockholders, including joint holders, as of the close of business on February 3, 2020, the record date for the annual meeting, are entitled to participate in the annual meeting on April 1, 2020.

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  The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast.

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  You will be able to participate in the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/HPE2020. You also will be able to vote your shares electronically at the annual meeting (other than shares held through the HPE 401(k) Plan, which must be voted prior to the meeting).

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  We encourage you to access the meeting prior to the start time. Please allow ample time to log in and establish your connectivity. Online access begins at 10:30 a.m., Pacific Time, and the webcast starts at 11:00 a.m., Pacific Time.

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  To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

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  Visit www.proxyvote.com for beneficial owners or proxyvote.com/hpe registered stockholders in advance of the annual meeting where you can submit questions to management and also access copies of our proxy statement and annual report.

  THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/hpe Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. HEWLETT PACKARD ENTERPRISE COMPANY ATTN: LINDA EPSTEIN 6280 AMERICA CENTER DRIVE SAN JOSE, CA 95002 During The Meeting - Go to www.virtualshareholdermeeting.com/HPE2020 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E90335-P34062-Z76411 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HEWLETT PACKARD ENTERPRISE COMPANY The Board of Directors recommends you vote FOR each of the nominees: 1. Election of Directors Nominees: For ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! 1a. Daniel Ammann 1b. Pamela L. Carter For Against Abstain ! ! ! ! ! ! 1l. Lip-Bu Tan 1c. Jean M. Hobby 1d. George R. Kurtz 1m. Mary Agnes Wilderotter The Board of Directors recommends you vote FOR management proposals 2 and 3. 1e. Raymond J. Lane 2. Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2020 Advisory vote to approve executive compensation ! ! ! ! ! ! 1f. Ann M. Livermore 1g. Antonio F. Neri 3. The Board of Directors recommends you vote AGAINST the following proposal: 1h. Charles H. Noski ! ! ! 1i. Raymond E. Ozzie 4. Stockholder proposal entitled: "Shareholder Approval of Bylaw Amendments" NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1j. Gary M. Reiner 1k. Patricia F. Russo Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/hpe E90336-P34062-Z76411 HEWLETT PACKARD ENTERPRISE COMPANY Annual Meeting of Stockholders April 1, 2020 11:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Antonio F. Neri, Tarek Robbiati and Rishi Varma, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Hewlett Packard Enterprise Company held of record or in an applicable plan by the undersigned at the close of business on February 3, 2020, at the Annual Meeting of Stockholders to be held at 11:00 a.m., Pacific Time, on April 1, 2020, or any postponement or adjournment thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unavailable to serve). This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1 and FOR proposals 2 and 3, and AGAINST proposal 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by Hewlett Packard Enterprise Company, voting instructions with respect to such plan shares must be provided by 11:59 p.m., Eastern Time, on March 27, 2020, in the manner described in the proxy statement. If voting instructions are not received by that time, such plan shares will be voted by the plan trustee as described in the proxy statement. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side